                           [FORM OF UNDERWRITING AGREEMENT]

                                UNDERWRITING AGREEMENT
                                  (the "Agreement")



                                  __________ Shares
                (Subject to increase of up to _______ (15%) additional
                     shares in the event of an oversubscription)

                           PACIFIC COMMUNITY BANKING GROUP
                              (A CALIFORNIA CORPORATION)

                                     Common Stock
                               (no par value per share)



                                UNDERWRITING AGREEMENT

                                    July 27, 1999


Sutro & Co. Incorporated
Friedman, Billings, Ramsey & Co., Inc.
Wedbush Morgan Securities, Inc.
Ragen MacKenzie Incorporated
As Representatives of the several Underwriters
c/o Sutro & Co. Incorporated
11150 Santa Monica Boulevard, Suite 1500
Los Angeles, California  90025

Ladies and Gentlemen:

          Pacific Community Banking Group, a California corporation (the "Company") proposes, subject to the terms and conditions stated herein, to issue and sell to the several Underwriters named in Schedule A hereto (the "Underwriters"), for which you are acting as representatives (the "Representatives"), an aggregate of up to __________ shares of common stock, no
par value per share (the "Common Stock"), of the Company.   The shareholders
listed in Schedule B hereto as either "Hemet Major Selling Shareholders," "Valley Major Selling Shareholders" or "Other Selling Shareholders" (together, the "Selling Shareholders") agree severally but not jointly to sell to the Underwriters an aggregate of up to ________ outstanding shares of Common Stock. The "Hemet Major Selling Shareholders" and "Valley Major Selling


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Shareholders," together, are sometimes referred to herein as the "Major
Selling Shareholders." The _____ shares of Common Stock to be sold by the Company and the _____ shares of Common Stock to be sold by the Selling Shareholders are collectively referred to herein as the "Shares" or the "Firm Common Shares." In addition, the Company grants to the Underwriters an option to purchase up to 525,000 additional shares of Common Stock ((15% OF OFFERING FIRM COMMON SHARES) the "Optional Common Shares"), as provided in
Section 4(c) hereof, for the purpose of covering over-allotments in connection with the sale of the Firm Common Shares. The Firm Common Shares and, to the extent such option is exercised, the Optional Common Shares are hereinafter collectively referred to as the "Common Shares."

          The Company and the Selling Shareholders understand that the Underwriters propose to make a public offering of the Common Shares on the effective date of the registration statement hereinafter referred to or as soon thereafter as in your judgment is advisable. The Company and the Selling Shareholders hereby confirm that the Underwriters and any dealers have been authorized to distribute or cause to be distributed each Preliminary Prospectus (as defined below) and are authorized to distribute the Prospectus (as defined below), as from time to time amended or supplemented, on the effective date of the registration statement hereinafter referred to or as soon thereafter as in your judgment is advisable.

          The Company and the Selling Shareholders confirm their agreement with respect to the purchase of the Common Shares by the Underwriters as follows:

          SECTION 1.  Representations and Warranties.

          (A) The Company hereby represents and warrants to, and agrees with, each of the Underwriters that:

          (a) A registration statement on Form S-1 (File No. 333-76403) (the "Registration Statement") with respect to the Common Shares has been prepared by the Company in conformity in all material respects with the requirements of the Securities Act of 1933, as amended (the "Act"), and the rules and regulations (the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission") thereunder, and has been filed with the Commission. The Registration Statement contains information regarding The Bank of Hemet ("Hemet") and Valley Bank ("Valley") and the Hemet subsidiaries (Hemet and Valley are collectively referred to herein as the "Banks"), each of which the Company proposes to acquire after the Registration Statement becomes effective. The Company has prepared and has filed or proposes to file prior to the effective date of such Registration Statement an amendment or amendments to such Registration Statement, which amendment or amendments have been or will be similarly prepared. There have been delivered to you


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two signed copies of such Registration Statement and amendments, together with two copies of each exhibit filed therewith. Conformed copies of such registration statement and amendments thereto and related preliminary prospectuses have been delivered to you in such reasonable quantities as you have requested. The Company will next file with the Commission one of the following: (i) prior to effectiveness of such registration statement, a further amendment thereto, including the form of Final Prospectus, (ii) a Final Prospectus in accordance with Rules 430A and 424(b) of the Rules and Regulations or (iii) a term sheet (the "Term Sheet") as described in and in accordance with Rules 434 and 424(b) of the Rules and Regulations. As filed, the Final Prospectus, if one is used, or the Term Sheet and the latest Preliminary Prospectus sent or given to purchasers of the Common Shares by the Underwriters prior to or at the same time as the confirmation of such sale, if a final prospectus is not used, shall include all Rule 430A Information (as defined beow) and, except to the extent that you shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the date and time that this Agreement was executed and delivered by the parties hereto, or, to the extent not completed at such date and time, shall contain only such specific additional information and other changes (beyond that contained in the latest Preliminary Prospectus) as the Company shall have previously advised you in writing would be included or made therein.

          The term "Registration Statement" as used herein shall mean such registration statement at the time such registration statement becomes effective and, in the event any post-effective amendment thereto becomes effective prior to the First Closing Date (as defined below), also shall mean such registration statement as so amended; provided, however, that such term shall also include (i) all Rule 430A Information deemed to be included in such registration statement at the time such registration statement becomes effective as provided by Rule 430A of the Rules and Regulations and (ii) any registration statement filed pursuant to Rule 462(b) of the Rules and Regulations relating to the Common Shares. The term "Preliminary Prospectus" shall mean any preliminary prospectus relating to the Common Shares and delivered to you as well as any preliminary prospectus included in the Registration Statement at the time it becomes effective that omits Rule 430A Information. The term "Prospectus" shall mean: (i) the prospectus relating to the Common Shares in the form in which it is first filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations; (ii) if a Term Sheet is not used and no filing pursuant to Rule 424(b) of the Rules and Regulations is required, the form of final prospectus included in the Registration Statement at the time it becomes effective; or (iii) if a Term Sheet is used, the Term Sheet in the form in which it is first filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations, together with the latest Preliminary Prospectus sent or given to purchasers of the Common Shares by the Underwriters prior to or at the same time as the confirmation of such sale. The term "Rule 430A Information" shall mean information with respect to the Common Shares and the offering thereof permitted to be omitted from the Registration Statement when it becomes effective


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pursuant to Rule 430A of the Rules and Regulations.
          The Company has filed a Registration Statement on Form S-4 (File
No.: 333-76401) with respect to the Company's offer to exchange its securities for securities of the Banks prior to the sale of the Firm Common Shares. As used herein, the "Bank S-4" shall mean such registration statement at the time such registration statement becomes effective and, in the event any post-effective amendment thereto becomes effective prior to the First Closing Date (as defined below), also shall mean such registration statement as so amended; provided, however, that such term shall also include
(i) all Rule 430A information deemed to be included in such registration statement at the time such registration statement becomes effective as provided by Rule 430A of the Rules and Regulations and (ii) any registration statement filed pursuant to Rule 462(b) of the Rules and Regulations relating to the Common Shares. The term "S-4 Prospectus" shall mean: (i) as the context dictates, the proxy statement/prospectus relating to the Company's offer to exchange its securities for those of the Hemet and/or Valley, as the case may be, in the form in which it is first filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations; or (ii) if no filing pursuant to Rule 424(b) of the Rules and Regulations is required, the form of final joint proxy statement/prospectus included in the Bank S-4 at the time it becomes effective.

          A Registration Statement on Form 8-A (the "Form 8-A") with respect to the common stock of the Company has been prepared in conformity with the requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the Exchange Act and the rules and regulations of the Securities and Exchange Commission thereunder. Such Form 8-A has been filed with the Commission or will be filed not later than the time when the Registration Statement becomes effective.


          (b) The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus, and each Preliminary Prospectus has conformed in all material respects to the requirements of the Act and the Rules and Regulations and, as of its date, has not included any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; at the time the Registration Statement becomes effective, and at all times subsequent thereto up to and including each Closing Date hereinafter mentioned, the Registration Statement and the Prospectus, and any amendments or supplements thereto, will contain all material statements and information required to be included therein by the Act and the Rules and Regulations and will in all material respects conform to the requirements of the Act and the Rules and Regulations, and the Registration Statement will not include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary, in light of the circumstances under which they were made, to make the statements therein not misleading, and neither the Prospectus, nor any


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amendment or supplement thereto, will include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary, in light of the circumstances under which they were made, to make the statements therein not misleading; provided, however, no representation or warranty contained in this subsection 1(A)(b) shall be applicable to information contained in or omitted from any Preliminary Prospectus, the Registration Statement, the Prospectus or any such amendment or supplement that is described in clauses (i) and (ii) of Section 3 hereof.

          (c) The Company has two subsidiaries, Interim Valley Bank and PCBG Merger Corporation (the "Company Subsidiaries"). With the exception of the Company Subsidiaries, the Company does not own or control, directly or indirectly, any corporation, association or other entity. Valley Bank has no subsidiaries, and does not own or control, directly or indirectly, any corporation, association or other entity. Hemet has five wholly owned subsidiaries, Banklink Corporation, Hemet Service Corporation, Florida Avenue Investment Company, Inland Diversified, Inc. and B.O.H. Escrow Company (collectively, the "Hemet Subsidiaries"). With the exception of the Hemet Subsidiaries, Hemet does not own or control, directly or indirectly, any corporation, association or other entity. The Company, the Company Subsidiaries, each of the Banks and [Banklink Corporation] have been duly incorporated and are validly existing as corporations in good standing under the laws of California with full power and authority (corporate and other) to own and lease their respective assets and properties and to conduct their respective businesses as now being conducted and as described in the Registration Statement. The Company, the Company Subsidiaries, each of the Banks and [Banklink Corporation] are duly qualified to do business and are in good standing as foreign corporations in each jurisdiction in which the ownership or leasing of their respective properties or the conduct of their respective businesses requires such qualification, except for jurisdictions in which the failure to so qualify would not have a material adverse effect upon the Company or either of the Banks taken as a whole and to the Company's knowledge, no proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing, or seeking to revoke, limit or curtail, such power and authority or qualification.

          (d) The Company, the Company Subsidiaries, each of the Banks and [Banklink Corporation] holds and is operating in compliance with all licenses, approvals, certificates, permits, authorizations, consents and orders from governmental and regulatory authorities, foreign and domestic, which are necessary or required in the conduct of its business. The Hemet Subsidiaries other than Banklink Corporation are inactive and conduct no business.

          (e) The Company has the authorized capitalization as set forth under the heading "Capitalization" in the Prospectus. The issued and outstanding shares of capital stock and all securities of the Company, are duly authorized and validly issued,


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are fully paid and nonassessable, have been issued in compliance with all applicable federal and state securities laws, have not been issued in violation of or subject to any preemptive rights or other rights to subscribe for or purchase securities, and conform in all material respects to the description thereof contained in the Prospectus. To the knowledge of the Company, after reasonable investigation, the issued and outstanding shares of capital stock and all securities of each of the Banks and the Hemet subsidiaries, are duly authorized, validly issued, fully paid and nonassessable, have been issued in compliance with all applicable federal and state securities laws, except for shares issued to Ken Ray, have not been issued in violation of or, except for certain rights of Valley, subject to any preemptive rights or other rights to subscribe for or purchase securities, and confirm in all material respects to the description thereof contained in the S-4 Prospectus. Except as disclosed in or contemplated by the Prospectus and the financial statements of the Company, and the related notes thereto, included in the Prospectus, the Company has no outstanding options to purchase, or any preemptive rights or other rights to subscribe for or to purchase, any securities or obligations convertible into, or any contracts or commitments to issue or sell, shares of capital stock of the Company or any such options, rights, convertible securities or obligations. To the knowledge of the Company, after reasonable investigation, except as disclosed in or contemplated by the S-4 Prospectus and the financial statements of the Banks, and the related notes thereto, included in the S-4 Prospectus, neither of the Banks has outstanding options to purchase, or any preemptive rights or other rights to subscribe for or to purchase, any securities or obligations convertible into, or any contracts or commitments to issue or sell, shares of capital stock of the Banks or any such options, rights, convertible securities or obligations. The description of the Company's stock option, stock bonus and other stock plans or arrangements, and the options or other rights granted or intended to be granted thereunder, set forth in the Prospectus accurately and fairly presents the information required to be shown with respect to such plans, arrangements, options and rights.

          (f) The Common Shares have been duly authorized and, when issued, delivered and paid for in the manner set forth in this Agreement, will be validly issued, fully paid and nonassessable, and will conform to the description thereof contained in the Prospectus. No preemptive rights or other rights to subscribe for or purchase exist with respect to the issuance and sale of the Common Shares, except for options described in (e) above, such rights as may be held by holders of the Company's Preferred Stock issued and outstanding as of the date of this Agreement, and the Company's Warrants to be issued as described in the S-4 Prospectus. No shareholder of the Company has any right which has not been waived to require the Company to register the sale of any shares owned by such shareholder under the Act in
the public offering contemplated by this Agreement.   No further approval or
authorization of the shareholders or the Board of Directors of the Company is required for the issuance and sale of the Common Shares as contemplated herein.

          (g) The Company has full right, power and authority to enter into this Agreement and perform the transactions contemplated in this Agreement. This Agreement has and, prior to the First Closing Date (as defined below) will have been, duly authorized, executed and delivered by the Company, and constitutes the valid and binding agreement of the Company enforceable against it in accordance with its terms, except (A) as limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally, (B) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding may be brought and (C) to the extent that rights to indemnity or contribution under this Agreement or may be limited by federal or state securities laws or the public policy underlying such laws. The execution and delivery of this Agreement by the Company and the consummation of the transactions contemplated thereby by the Company do not violate any provisions of the articles of incorporation or bylaws of the Company and will not conflict with, result in the breach or violation of, or constitute, either by themselves or upon notice or the passage of time or both, a default under any agreement, mortgage, deed of trust, lease, franchise, license, indenture, permit or other instrument to which the Company or any of the Banks is a party or by which the Company or either of the Banks or any of their respective properties may be bound or affected, any statute or any authorization, judgment, decree, order, rule or regulation of any court or any regulatory body, administrative agency or other governmental body applicable to the Company or any of their respective properties. No consent, approval, authorization or other order of any court, regulatory body, administrative agency or other governmental body is required for the execution and delivery of this Agreement or the consummation of the transactions contemplated by such agreements, except for compliance with the Act, the Blue Sky laws applicable to the public offering of the Common Shares by the several Underwriters and the clearance of such offering with the National Association of Securities Dealers, Inc. (the "NASD").

          (h) The Company and Hemet each has full right, power and authority to enter into the First Restated Agreement and Plan of Reorganization with the Bank of Hemet, dated January 5, 1999, and the exhibits thereto, as amended on March 4, 1999 and on April 2, 1999 (the "Hemet Reorganization Agreement"), and the Company and Valley Bank each has full right, power and authority to enter into the First Restated Agreement and Plan of Reorganization with Valley Bank, dated January 5, 1999, and the exhibits thereto, as amended on March 24, 1999 and on April 12, 1999 (the "Valley Reorganization Agreement," and collectively with the Hemet Reorganization Agreement, the "Reorganization Agreements"), and perform the transactions contemplated in such agreements. The Reorganization Agreements have each been duly authorized, executed and delivered by the Company and the Banks, and they constitute the valid and binding agreements of the Company and the Banks enforceable against each of them in accordance with their respective terms, except (A) as limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally, (B) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding may be brought. The execution and delivery of the Reorganization Agreements and the consummation of the transactions contemplated in such agreements by the Company and the Company Subsidiaries, as appropriate, does not violate any provisions of the articles of incorporation or bylaws of the Company or the Company subsidiaries or the Banks, as appropriate, and will not conflict with, result in the breach or violation of, or constitute, either by itself or upon notice or the passage of time or both, a default under any agreement, mortgage, deed of trust, lease, franchise, license, indenture, permit or other instrument to which the Company, the Company Subsidiaries or either of the Banks is party or by which the Company, the Company Subsidiaries or either of the Banks or any of their respective properties may be bound or affected, any statute or any authorization, judgment, decree, order, rule or regulation of any court or any regulatory body, administrative agency or other governmental body applicable to the Company, the Company Subsidiaries or the Banks or any of their respective properties. No consent, approval, authorization or other order of any court, regulatory body, administrative agency or other governmental body is required for the execution and delivery of the Reorganization Agreements except for compliance with the Federal Deposit Insurance Act, the Federal Reserve Act and the California Financial Code.

          (i) The Company, the Company Subsidiaries and the Banks have obtained all necessary governmental approvals to consummate the Company's acquisition of each of the Banks in accordance with the terms of the Reorganization Agreements, and to the best of the Company's knowledge, no action is pending or threatened to prevent the consummation the transactions contemplated by the Reorganization Agreements;

          (j) Arthur Andersen, LLP and McGladrey & Pullen, LLP, who have expressed their opinions with respect to the financial statements filed with the Commission as a part of the Registration Statement and included in the Prospectus, are independent accountants as required by the Act and the Rules and Regulations.

          (k) The historical financial statements of the Company and, to the knowledge of the Company after reasonable investigation, the Banks included in the Registration Statement and the Prospectus present fairly the financial position of the Company and the Banks, as of the respective dates of such financial statements and schedules, and the results of operations, cash flows and shareholders' equity and the other information purported to be shown therein of the Company and the Banks for the respective periods covered thereby. Such statements and related notes of the Company, and, to the knowledge of the Company after reasonable investigation, have been prepared in accordance with generally accepted accounting principles applied on a consistent basis (except as noted therein) as certified by the independent accountants named in subsection 1(A)(j). The Registration Statement includes all of the financial statements and schedules required under the Act to be included therein. The pro forma financial statements, together with related schedules and notes, set forth in the Prospectus and the Registration Statement, comply as to form in all material respects with the requirements of the Act. Such pro forma financial statements have been prepared on the basis consistent with such historical statements, except for the pro forma adjustments specified therein, and give effect to assumptions made on a reasonable basis and present fairly the historical and proposed transactions contemplated by the Prospectus and this Agreement. The selected financial data set forth in the Prospectus under the captions "Unaudited Pro Forma Combined Financial Information," "Pacific Community Banking Group Selected Financial Data" "The Bank of Hemet Selected Financial Data" and "Valley Bank Selected Financial Data" present fairly the information set forth therein on the basis stated in the Registration Statement.

          (l) Except as disclosed in the Prospectus, and except as to defaults which individually or in the aggregate would not have a material adverse effect on the Company or either of the Banks, (i) none of the Company, the Company Subsidiaries or any of the Banks or any of the Hemet Subsidiaries is in violation or default of any provision of their respective articles of incorporation or bylaws, or is in breach of or default with respect to any provision of any agreement, judgment, decree, order, mortgage, deed of trust, lease, franchise, license, indenture, permit or other instrument to which it is a party or by which it or any of its properties is bound; and (ii) there does not exist any state of facts which constitutes an event of default (as defined in such documents) on the part of the Company, the Company Subsidiaries or any of the Banks or any of the Hemet Subsidiaries which, with notice or lapse of time or both, would constitute such an event of default.

          (m) There are no contracts or other documents required to be described in the Registration Statement or to be filed as exhibits to the Registration Statement by the Act or by the Rules and Regulations which have not been described or filed as required. The contracts so described in the Prospectus are in full force and effect on the date hereof and have been duly authorized and validly entered into by the Company, the Company Subsidiaries, the Banks or the Hemet Subsidiaries, as appropriate; and, except as disclosed in the Prospectus and except as to defaults which individually or in the aggregate would not be material to the Company and the Banks, taken as a whole, neither the Company, the Company Subsidiaries, nor any of the Banks or the Hemet Subsidiaries, nor to the best of the Company's knowledge, any other party, is in breach of or in default under any of such contracts.

          (n) There are no legal or governmental actions, suits or proceedings pending or, to the Company's knowledge after reasonable investigation, threatened to which the Company, the Company Subsidiaries, the Banks or the Hemet Subsidiaries is a party or of which property owned or leased by any of them is the subject, including actions related to environmental or discrimination matters, which actions, suits or proceedings (i) might reasonably be expected to, individually or in the aggregate, prevent or materially and adversely affect the transactions contemplated by this Agreement or result in a material adverse change in the condition (financial or otherwise), properties, business, results of operations or prospects of the Company, taken as a whole, or (ii) questions the validity of any of the securities of the Company, this Agreement, or of any action taken or to be taken by the Company pursuant to or in connection with this Agreement; and no labor disturbance by the employees of the Company or any of the Banks or any of the Hemet Subsidiaries exists or is imminent which might reasonably be expected to have a material adverse effect on the Company or either of the Banks. Neither the Company, either of the Banks or the Hemet Subsidiaries is not a party or subject to the provisions of any material injunction, judgment, decree or order of any court, regulatory body, administrative agency or other governmental body.

          (o) The Company, the Company Subsidiaries, each of the Banks and each of the Hemet Subsidiaries has good and valid title to all the properties and assets reflected as owned in the financial statements hereinabove described or as described elsewhere in the Prospectus, subject to no lien, mortgage, pledge, charge or encumbrance of any kind except (i) those, if any, reflected in such financial statements or as described elsewhere in the Prospectus and (ii) those which are not material in amount and do not materially and adversely affect the use made and proposed to be made of such property and assets by the Company, either of the Banks or the Hemet Subsidiaries. The Company, the Company Subsidiaries, each of the Banks and each of the Hemet Subsidiaries hold their respective leased properties under valid and binding leases, with such exceptions as are not materially significant in relation to the business of the Company, the Banks and the Hemet Subsidiaries. Except as disclosed in the Prospectus, each of the Company, the Company Subsidiaries, each of the Banks and each of the Hemet Subsidiaries owns or leases all such properties as are necessary to their respective operations as now conducted.


          (p) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, and except as described in or specifically contemplated by the Prospectus: (i) neither the Company or the Company Subsidiaries, nor any of the Banks nor any of the Hemet
Subsidiaries has incurred any material liabilities or obligations, indirect, direct or contingent, or entered into any material verbal or written agreement or other transaction which is not in the ordinary course of business or which could reasonably be expected to result in a material reduction in the future earnings of the Company or either of the Banks; (ii) the Company and each of the Banks and the Hemet Subsidiaries have not sustained any material loss or interference with their respective businesses or properties from fire, flood, earthquake, windstorm, accident or other calamity, whether or not covered by insurance;
(iii) the Company has not paid or declared any dividends or other distributions with respect to its capital stock and the Company and each of the Banks and each of the Hemet Subsidiaries are not in default in the payment of principal or interest on any outstanding debt obligations; (iv) there has not been any change in the capital stock (other than upon the sale of the Common Shares hereunder and the exchange of preferred shares for common shares) or indebtedness of the Company or any of the Banks or any of the Hemet Subsidiaries that is material to the Company or the Banks, taken individually (other than in the ordinary course of business); and (v) there has not been any material change in the condition (financial or otherwise), business, properties, results of operations or prospects of the Company, the Banks or the Hemet Subsidiaries.

          (q) The Company and, to the knowledge of the Company, after reasonable investigation, each of the Banks and each of the Hemet Subsidiaries have sufficient trademarks, trade names, service marks, patent rights, copyrights, licenses, know-how and other similar rights and proprietary knowledge (collectively, "Intangibles") to conduct their respective businesses as now conducted, and the Company has no knowledge of any material infringement by any of the Company or the Banks or the Hemet Subsidiaries of any Intangible of others, and there is no claim being made against the Company or the Banks or the Hemet Subsidiaries regarding any Intangible which could have a material adverse effect on the Company or either of the Banks.

          (r) The Company has not been advised, and has no reason to believe, that any of the Company or either of the Banks or any of the Hemet Subsidiaries is not conducting its business in compliance with all applicable laws, rules and regulations of the jurisdictions in which it is conducting business, including, without limitation, all applicable local, state and federal environmental laws and regulations, except where failure to be in compliance therewith would not have a material adverse effect on the Company or either of the Banks.

                 Notwithstanding the foregoing, to the Company's knowledge, the Company, the Banks and each of the Hemet Subsidiaries are in compliance with all Environmental Regulations; (ii) except as disclosed in Schedule 1(r) hereto, there are no Tanks on or above Company and Bank Property; (iii) there are no Hazardous Materials on, below or above the surface of, or migrating from Company and Bank Property that would reasonably have a material adverse effect on the Company or the Banks; (iv) the Company, the Banks and each of the Hemet subsidiaries have no loans outstanding secured by real property that is not in compliance with Environmental Regulations or which has a Tank that is not in compliance with Environmental Regulations or upon which there are Hazardous Materials on or migrating from; and (v) without limiting the foregoing representations and warranties contained in clauses (i) through (iv), as of the date of this Agreement, there is no claim, action, suit, or proceeding or notice thereof before any governmental entity pending against Company, the Banks or any of the Hemet Subsidiaries or concerning property securing Company, the Banks or Hemet Subsidiaries loans and there is no outstanding judgment, order, writ, injunction, decree, or award against or affecting Company and Bank Property or property securing Company or Bank loans, relating to the foregoing representations (i) - (iv). For purposes of this section, the term "Environmental Regulations" shall mean all applicable statutes, regulations, rules, ordinances, codes, licenses, permits, orders, approvals, plans, authorizations, concessions, franchises, and similar items, of all governmental entities and all applicable judicial, administrative, and regulatory decrees, judgments, and orders relating to the protection of human health or the environment, including, without limitation: all requirements, including, but not limited to those pertaining to reporting, licensing, permitting, investigation, and remediation of emissions, discharges, releases, or threatened releases of Hazardous Materials, chemical substances, pollutants, contaminants, or hazardous or toxic substances, materials or wastes whether solid, liquid, or gaseous in nature, into the air, surface water, groundwater, or land, or relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport, or handling of chemical substances, pollutants, contaminants, or hazardous or toxic substances, materials, or wastes, whether solid, liquid, or gaseous in nature and all requirements pertaining to the protection of the health and safety of employees or the public. "Company and Bank Property" shall mean real estate owned, leased, or otherwise operated by Company, the Banks or the Hemet Subsidiaries or in which the Company, the Banks or the Hemet subsidiaries has an investment (by sale and lease-back or otherwise) in each case, which real estate is owned, leased, or otherwise used on the date of this Agreement, including, without limitation, properties under foreclosure and properties held by the Company, the Banks or the Hemet subsidiaries in its capacity as a trustee. "Tank" shall mean treatment or storage tanks, sumps, gas or oil wells and associated piping transportation devices. "Hazardous Materials" shall mean any substance the presence of which requires investigation or remediation under any federal, state or local statute, regulation, ordinance, order action, policy or common law; or which is or becomes defined as a hazardous waste, hazardous substance, hazardous material, used oil, pollutant or contaminant under any federal, state or local statute, regulation, rule or ordinance or amendments thereto including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act (42
U.S.C. Section 9601, ET SEQ.); the Resource Conservation and Recovery Act (42 U.S.C. Section 6901, ET SEQ.); the Clean Air Act, as amended (42 U.S.C.
Section 7401, ET SEQ.); the Federal Water Pollution Control Act, as amended
(33 U.S.C. Section 1251, ET SEQ.); the Toxic Substances Control Act, as amended (15 U.S.C. Section 9601, ET SEQ.); the Occupational Safety and Health Act, as amended (29 U.S.C. Section 651 ET SEQ.); the Emergency Planning and Community Right-to-Know Act of 1986 (42 U.S.C. Section 11001, ET SEQ.); the
Mine Safety and Health Act of 1977, as amended (30 U.S.C. Section 801, ET
SEQ.); the Safe Drinking Water Act (42 U.S.C. Section 300f, ET SEQ.);

and all comparable state and local laws, including without limitation, the Carpenter-Presley-Tanner Hazardous Substance Account Act (State Superfund), the Porter-Cologne Water Quality Control Act, Section 25140, 25501(j) and
(k), 25501.1,25281 and 25250.1 of the California Health and Safety Code and/or Article I of Title 22 of the California Code of Regulations, Division 4, Chapter 30; laws of other jurisdictions or orders and regulations; or the presence of which causes or threatens to cause a nuisance, trespass or other common law tort upon real property or adjacent properties or poses or threatens to pose a hazard to the health or safety of persons, which contains gasoline, diesel fuel or other petroleum hydrocarbons; polychlorinated biphenyls (PCBs), asbestos or urea formaldehyde foam insulation.

          (s) The Company and, to the knowledge of the Company after reasonable investigation, each of the Banks have filed, or applied in good faith for extensions of, all necessary federal, state and foreign tax returns and have paid all taxes shown as due thereon; and the Company has no knowledge of any tax deficiency which has been or might be asserted or threatened against the Company or the Banks which could have a material adverse effect on the Company or either of the Banks.

          (t) To the best of the Company's knowledge, the Company, each of the Banks and each of the Hemet Subsidiaries have not violated any provisions of any federal, state or local law relating to discrimination in the hiring, promotion or pay of employees nor any applicable wage or hour laws, nor any provisions of the Employee Retirement Income Security Act of 1974 or the rules and regulations promulgated thereunder. There is no significant pending labor practice complaint pending against the Company or the Banks. To the best of the Company's knowledge, there is no union representation question existing with respect to the employees of the Company or the Banks or the Hemet subsidiaries. To the best of the Company's knowledge, there are no pending or threatened union organizing activities with respect to the Company, the Banks or the Hemet Subsidiaries.

          (u) Neither the Company nor any of the Banks is, nor upon completion of the sale of Common Shares contemplated hereby will be, an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

          (v) The Company has not distributed and will not distribute prior to the First Closing Date any offering materials in connection with the offering and sale of the Common Shares other than any Preliminary Prospectus, the Prospectus, the Registration Statement, the Bank S-4, the S-4 Prospectus and the other materials permitted by the Act.

          (w) The Company, each of the Banks and the Hemet Subsidiaries maintain insurance of the types and in the amounts generally deemed adequate for their respective businesses, including, but not limited to, insurance covering computers and computer and data-processing related equipment and real and personal property owned or leased by the Company or any of the Banks or the Hemet Subsidiaries, against loss, theft, damage, destruction, natural disaster including earthquake, acts of vandalism and all other risks customarily insured against, all of which insurance is in full force and effect.

          (x) By December 31, 1999, any software or hardware designed, used, purchased or licensed by the Company, and, to the knowledge of the Company after reasonable investigation, by either of the Banks or the Hemet Subsidiaries, in the course of operation or management of the respective business of each will not contain any deficiency (a) in the ability of such software or hardware to identify correctly or perform calculations or other processing with respect to dates after December 31, 1999 or (b) that would cause such software or hardware to be fit no longer for the purpose for which it was intended by reason of the changing of the date from 1999 to 2000, except in either case as such deficiency would not have a material adverse effect on the Company or either of the Banks.

          (y) Neither the Company nor, to the knowledge of the Company after reasonable investigation, either of the Banks or the Hemet Subsidiaries has at any time during the past five years (i) made any unlawful contribution to any candidate for foreign office, or failed to disclose fully any contribution in violation of law, or (ii) made any payment to any federal or state governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or permitted by the laws of the United States or any jurisdiction thereof.

          (z) All material transactions between the Company and its officers and directors and their respective affiliates have been accurately disclosed in the Prospectus, and the terms of such transactions are fair to the Company; to the knowledge of the Company after reasonable investigation, all material transactions between the Banks and their respective officers and directors and their respective affiliates have been accurately disclosed in the S-4 prospectus;

          (aa) The transactions contemplated by the Reorganization Agreements have been consummated in accordance with the terms of the Reorganization Agreements and in compliance with all applicable laws and regulations.

          In matters relating to the Banks and Banklink Corporation, the Company makes the representations and warranties contained in this Section 1 of the Agreement to the knowledge of the Company after reasonable investigation. In matters relating to the Hemet Subsidiaries, other than Banklink Corporation, the Company makes the representations and warranties contained in this Section 1 of the Agreement to the actual knowledge of the Company.

          Any certificate signed by any officer of the Company and delivered to you or to your counsel shall be deemed a representation and warranty by the Company to you as to the matters covered thereby. Any certificate delivered by the Company to its counsel for purposes of enabling such counsel to render the opinions referred to in Section 7(e) will also be furnished to the Underwriter and its counsel and shall be deemed to be additional representations and warranties by the Company to the Underwriter as to the matters covered thereby and the Underwriter and its counsel are entitled to rely thereon.

          (B) Each Selling Shareholder severally but not jointly represents and warrants to, and agrees with, the Underwriters, that:

          (a) Such Selling Shareholder has full legal right, power and authority to enter into and perform this Agreement, the Power of Attorney in the form heretofore furnished to you (the "Power of Attorney") and the Custody Agreement, Letter of Transmittal, Power of Attorney and Offer of Sale in the form heretofore furnished to you (collectively, the "Custody Agreement"). Each of the Agreement, the Power of Attorney and the Custody Agreement has been duly executed and delivered by such Selling Shareholder, and (assuming this Agreement is a binding agreement of yours) constitutes the valid and binding agreement of such Selling Shareholder, enforceable against such Selling Shareholder in accordance with its respective terms (except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application relating to or affecting the enforcement of creditors' rights and the application of equitable principles relating to the availability of remedies, and except as rights to indemnity or contribution may be limited by federal or state securities law and the public policy underlying such laws).

          (b) None of the execution, delivery or performance of this Agreement, the Power of Attorney and the Custody Agreement and the consummation of the transactions herein or therein contemplated will conflict with or result in a breach of, or default under, any indenture, mortgage, deed of trust, voting trust agreement, shareholders' agreement, note agreement or other agreement or instrument to which such Selling Shareholder is a party or by which such Selling Shareholder is bound or to which any of his or its property is or may be subject, or any statute, judgment, decree, order, rule or regulation applicable to such Selling Shareholder of any government, arbitrator, court, regulatory body or administrative agency or other governmental agency or body, domestic or foreign, having jurisdiction over such Selling Shareholder or any of his activities or properties.

          (c) At the date hereof, such Selling Shareholder has full right, power and authority to sell, assign, transfer and deliver the shares of the common stock of the Banks (and options to purchase shares of the common stock of the Banks) to be surrendered in exchange for the Shares, and at the time of delivery of the Shares to be sold by such Selling Shareholder to the several Underwriters, such Selling Shareholder will have full right, power and authority to sell, assign, transfer and deliver the Shares to be sold by such Selling Shareholder hereunder. At the date hereof such Selling Shareholder is the lawful owner of and has good and marketable title to the shares of the common stock of the Banks (and options to purchase shares of the common stock of the Banks) to be surrendered in exchange for the Shares, free and clear of any and all encumbrances, and at the time of delivery of the Shares to be sold by such Selling Shareholder, such Selling Shareholder will be the lawful owner of and will have good and marketable title to the Shares free and clear of any and all encumbrances.

          (d) To such Selling Shareholder's knowledge, such Selling Shareholder has not taken any action designed to stabilize or manipulate the price of any security of the Company, or which has constituted or which might in the future reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company, to facilitate the sale or resale of the Shares or otherwise.

          (C) Each Valley Major Selling Shareholder severally but not jointly represents and warrants to, and agrees with, the Underwriters, that:

          (a) neither the Registration Statement nor any amendment thereto, and neither the Prospectus nor any supplement thereto, contains or will contain, as the case may be, any untrue statement of a material fact with regard to Valley or omits or will omit to state any material fact required to be stated therein with regard to Valley or necessary to make the statements therein with regard to Valley, in light of the circumstances under which they were made, not misleading.

          (b) There is not pending, or, to the Valley Major Selling Shareholder's best knowledge, threatened against such Valley Major Selling Shareholder, any action, suit or proceeding which (A) questions the validity of this Agreement or of any action taken or to be taken by such Valley Major Selling Shareholder pursuant to or in connection with this Agreement or (B) is required to be disclosed in the Preliminary Prospectus, the Prospectus or the Registration Statement which is not so disclosed, and such actions, suits or proceedings as are summarized in the Preliminary Prospectus, the Prospectus, the Prospectus, or the Registration Statement, if any, are accurately summarized.

          (D) Each Hemet Major Selling Shareholder severally but not jointly represents and warrants to, and agrees with, the Underwriters, that:

          (a) neither the Registration Statement nor any amendment thereto, and neither the Prospectus nor any supplement thereto, contains or will contain, as the case may be, any untrue statement of a material fact with regard to Hemet or omits or will omit to state any material fact required to be stated therein with regard to Hemet or necessary to make the statements therein with regard to Hemet, in light of the circumstances under which they were made, not misleading.
          (b) There is not pending, or, to the Hemet Major Selling Shareholder's best knowledge, threatened against such Hemet Major Selling Shareholder, any action, suit or proceeding which (A) questions the validity of this Agreement or of any action taken or to be taken by such Hemet Major Selling Shareholder pursuant to or in connection with this Agreement or (B) is required to be disclosed in the Preliminary Prospectus, the Prospectus or the Registration Statement which is not so disclosed, and such actions, suits or proceedings as are summarized in the Preliminary Prospectus, the Prospectus, the Prospectus, or the Registration Statement, if any, are accurately summarized.

          (E) Valley hereby represents and warrants to, and agrees with, each of the Underwriters that:

          The representations and warranties made in the Valley Reorganization Agreement are true and correct as of the date of this Agreement.

          (F) Hemet hereby represents and warrants to, and agrees with, each of the Underwriters that:

          The representations and warranties made in the Hemet Reorganization Agreement are true and correct as of the date of this Agreement.

          SECTION 2.  Reserved.

          SECTION 3. Representations and Warranties of the Underwriters. The Representatives, on behalf of the several Underwriters, represent and warrant to the Company that the information set forth (i) on the cover page of the Prospectus with respect to price, underwriting discounts and commissions and terms of offering and (ii) under the caption "Underwriting" in the Prospectus, was furnished to the Company by and on behalf of the Underwriters for use in connection with the preparation of the Registration Statement and the Prospectus, and such information is correct in all material respects. The Representatives represent and warrant they have been authorized by each of the other Underwriters as the Representatives to enter into this Agreement on behalf of each such Underwriter and to act on behalf of each such Underwriter in the manner herein provided.

          SECTION 4.  Purchase, Sale and Delivery of Common Shares; Commission

          (a) On the basis of the representations, warranties, covenants and agreements herein contained, but subject to the terms and conditions herein set forth, the Company and each Selling Shareholder agrees, severally and not jointly, to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Company and the Selling Shareholders, the number of Firm Common Shares determined by (1) adding the aggregate number of Firm Common Shares to be sold by the Company and by each of the Selling Shareholders, as set forth opposite their respective names in Schedule B hereto, and then (2) multiplying that sum by a fraction, the numerator of which is the aggregate number of Firm Common Shares to be purchased by such Underwriter as set forth opposite the name of such Underwriter in Schedule A hereto and the denominator of which is the aggregate number of Firm Common Shares to be purchased by all the Underwriters from the Company and the Selling Shareholders hereunder. The purchase price per share to be paid by the several Underwriters shall be $_____ per share. In consideration of the Underwriters' services in making the public offering of the Firm Common Shares, the Company shall pay a fee (the "Underwriting Fee") to the Underwriters of ____% of the aggregate purchase price for all of the Firm Common Shares. The fee shall be paid on the First Closing Date and shall be offset against the portion of the purchase price payable to the Company by the Underwriters. The Selling Shareholders shall have no obligation for any portion of the Underwriting Fee and the Underwriters may not offset any portion of the Underwriting Fee against any portion of the aggregate purchase price payable to the Selling Shareholders.

          (b) Delivery of certificates for the Firm Common Shares to be purchased by the Underwriters and payment therefor shall be made at the offices of Sutro & Co. Incorporated, 11150 Santa Monica Boulevard, Suite 1500, Los Angeles, California (or such other place as may be agreed upon by the Company and the Representatives) at 6:00 a.m., local time, on the fourth full business day (assuming pricing after 4:30 p.m. New York Time) (unless such time and date are postponed in accordance with the terms of this Agreement) following the date the Registration Statement becomes effective (or, if the Company has elected to rely upon Rule 430A of the Act, the third business day after determination of the initial offering price), or at such other time as shall be agreed upon by you and the Company.

          Delivery of certificates for the Firm Common Shares shall be made by or on behalf of the Company to you, for the respective accounts of the several Underwriters, against payment by you, for the accounts of the several Underwriters, of the purchase price therefor by wire transfers payable in same day funds to such account as the Company shall have designated to the Representatives in writing at least two business days prior to the First Closing Date. The certificates for the Firm Common Shares shall be registered in such names and denominations as you shall have requested at least two business days prior to the First Closing Date, and shall be made available for checking and packaging on the business day preceding the First

Closing Date at such location in [New York, New York] as may be designated by you. Time shall be of the essence, and delivery at the time and place specified in this Agreement is a further condition to the obligations of the Underwriters. The time and date of such delivery shall be referred to herein as the "First Closing Date."

          (c) On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company hereby grants an option to the several Underwriters to purchase, severally and not jointly, up to an aggregate of 525,000 (15% OF FIRM COMMON SHARES) Optional Common Shares at the purchase price per share to be paid by the Underwriters for the Firm Common Shares, for use solely in covering any over-allotments made by the Underwriters for the account of the Underwriters in the sale and distribution of the Firm Common Shares. The option granted hereunder may be exercised at any time (but not more than once) within 30 days after the first date that any of the Common Shares are released by you for sale to the public, upon notice by you to the Company setting forth the aggregate number of Optional Common Shares as to which the Underwriters are exercising the option, the names and denominations in which the certificates for such Optional Common Shares are to be registered and the time and place at which such certificates are to be delivered. Such time of delivery (which may not be earlier than the First Closing Date and being herein referred to as the "Second Closing Date") shall be determined by you, but if at any time other than the First Closing Date shall not be earlier than two nor later than three full business days after delivery of such notice of exercise. The number of Optional Common Shares to be purchased by each Underwriter shall be determined by multiplying the number of Optional Common Shares to be sold by the Company pursuant to such notice of exercise by a fraction, the numerator of which is the number of Firm Common Shares to be purchased by such Underwriter as set forth opposite its name in Schedule A and the denominator of which is _______ (subject to such adjustments to eliminate any fractional share purchases as you in your discretion may make). Certificates for the Optional Common Shares being purchased will be made available for checking and packaging on the business day preceding the Second Closing Date at such location in [New York, New York] as may be designated by you. The manner of payment for and delivery of such Optional Common Shares shall be the same as for the Firm Common Shares purchased from the Company as specified in the to preceding paragraphs. At any time before lapse of the option, you may cancel such option by giving written notice of such cancellation to the Company. If the Underwriters purchase any Optional Common Shares, the Company shall pay an additional fee of ____% of the aggregate purchase price of the Optional Common Shares purchased. The fee shall be paid on the Second Closing Date and shall be offset against the portion of the aggregate purchase price for the Optional Common Shares payable to the Company by the Underwriters. Except to the extent modified by the paragraph (c), all provisions of this Agreement relating to the transactions contemplated to occur on the Closing Date for the sale of the Firm Shares shall apply.

          (d) You have advised the Company that each Underwriter has authorized you to accept delivery of its Common Shares, to make payments and receipt therefore. You, individually and not as the Representatives of the Underwriters, may (but shall not be obligated to) make payments for any Common Shares to be purchased by any Underwriter whose funds shall not have been received by you by the First Closing Date or the Second Closing Date, as the case may be, for the account of such Underwriter, but any such payment shall not relieve such Underwriter from any of its obligations under this Agreement.

          (e) Subject to the terms and conditions hereof, the Underwriters propose to make a public offering of their respective portions of the Common Shares as soon after the effective date of the Registration Statement as in your judgment is advisable and at the public offering price per share (the "Offering Price") set forth on the cover page of and on the terms set forth in the final prospectus, if one is used, or on the first page of the Term Sheet, if one is used.

          SECTION 5.  Covenants of the Company and the Selling Shareholders.

          The Company hereby covenants and agrees that:

          (a) The Company will use its best efforts to cause the Registration Statement and any amendment thereof, if not effective at the time and date that this Agreement is executed and delivered by the parties hereto, to become effective. If the Registration Statement has become or becomes effective pursuant to Rule 430A of the Rules and Regulations, or the filing of the Prospectus is otherwise required under Rule 424(b) of the Rules and Regulations, the Company will file the Prospectus, properly completed, pursuant to the applicable paragraph of Rule 424(b) of the Rules and Regulations within the time period prescribed and will provide evidence satisfactory to you of such timely filing. The Company will promptly advise you in writing (i) of the receipt of any comments of the Commission, (ii) of any request of the Commission for amendment of or supplement to the Registration Statement (either before or after it becomes effective), any Preliminary Prospectus or the Prospectus or for additional information, (iii) when the Registration Statement shall have become effective and (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of the institution of any proceedings for that purpose. If the Commission shall enter any such stop order at any time, the Company will use all commercially reasonable efforts to obtain the lifting of such order at the earliest possible time. The Company will not file any amendment or supplement to the Registration Statement (either before or after it becomes effective), any Preliminary Prospectus or the Prospectus if you have not been furnished with a copy a reasonable time prior to such filing, if you reasonably object to the Company filing such document or if the document to be filed is not in compliance with the Act and the Rules and Regulations.

          (b) The Company will prepare and file with the Commission, promptly upon your request, any amendments or supplements to the Registration Statement or the Prospectus which in your judgment may be necessary or advisable to enable the Underwriters to continue the distribution of the Common Shares and will use its best efforts to cause the same to become effective as promptly as possible. The Company will fully and completely comply with the provisions of Rule 430A of the Rules and Regulations with respect to information omitted from the Registration Statement in reliance upon such Rule.

          (c) If at any time during which a prospectus relating to the Common Shares is required to be delivered under the Act, any event occurs, as a result of which the Prospectus, including any amendments or supplements, would include an untrue statement of a material fact, or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or if it is necessary at any time to amend the Prospectus, including any amendments or supplements, to comply with the Act or the Rules and Regulations, the Company will promptly advise you thereof and will promptly prepare and file with the Commission, at its own expense, an amendment or supplement, which will correct such statement or omission or an amendment or supplement which will effect such compliance and will use its best efforts to cause the same to become effective as soon as possible.

          (d) During such period as a prospectus is required by law to be delivered in connection with sales by an Underwriter or dealer, the Company, at its expense, will furnish to you or mail to your order copies of the Registration Statement, the Prospectus, the Preliminary Prospectus and all amendments and supplements to any such documents in each case as soon as available and in such quantities as you may reasonably request, for the purposes contemplated in the Act.

          (e) As soon as practicable, but not later than 50 days after the end of the first quarter ending after the first anniversary of the effective date of the Registration Statement (as defined in Rule 158(c) of the Rules and Regulations), the Company will make generally available to its security holders an earnings statement (which need not be audited) covering a period of 12 consecutive months beginning after the effective date of the Registration Statement which will satisfy the provisions of the last paragraph of Section 11(a) of the Act.

          (f) The Company shall cooperate with you and your counsel to qualify or register the Common Shares for sale under (or obtain exemptions from the application of) the Blue Sky laws of such jurisdictions as you designate, will comply with such laws and will continue such qualifications, registrations and exemptions in effect so long as reasonably required for the distribution of the Common Shares. The Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any such jurisdiction where it is not presently qualified or where it would be subject to taxation as a foreign corporation. The Company will advise you promptly of the suspension of the qualification or registration of (or any such exemption relating to) the Common Shares for offering, sale or trading in any jurisdiction or any initiation or threat of any proceeding for any such purpose, and in the event of the issuance of any order suspending such qualification, registration or exemption, the Company, with your cooperation, will use its best efforts to obtain the withdrawal thereof.

          (g) For a period of five years from the First Closing Date, the Company will furnish to the Representatives: (i) as soon as practicable after the end of each fiscal year, copies of the Annual Report of the Company containing the consolidated balance sheet of the Company as of the close of such fiscal year and consolidated statements of income, shareholders' equity and cash flows for the year then ended and the opinion thereon of the Company's independent public accountants; (ii) as soon as practicable after the filing thereof, copies of each proxy statement and annual and other report filed by the Company with the Commission, the NASD or any securities exchange; and (iii) as soon as available, copies of any report or communication of the Company mailed generally to holders of its Common Stock.

          (h) During the period of 180 days after the effective date of the Registration Statement, without the prior written consent of Sutro & Co. Incorporated (which consent may be withheld at the sole discretion of Sutro & Co. Incorporated), the Company will not issue, offer, sell or otherwise dispose of any shares of Common Stock of the Company or any securities convertible into or exchangeable for shares of Common Stock of the Company, other than (i) the sale of the Common Shares hereunder; (ii) the issuance of Common Stock of the Company pursuant to the exercise of options under the Company's stock plans disclosed in the Prospectus; (iii) the granting of stock options after the date of the Prospectus under the Company's stock plans disclosed in the Prospectus; (iv) the issuance of warrants and Common Shares to the holders of common stock of Hemet and common stock of Valley, as described in the Prospectus. For purposes of this subsection (h), an offer by the Company to exchange its securities for those of a bank or other financial institution, or a corporation providing services related to the banking industry, or an offer to exchange its securities for the assets of such an entity, shall not constitute an offer to sell the Company's securities and shall not require your consent. The execution of an agreement to acquire such an entity or its assets in exchange for securities of the Company, and the issuance of securities on the completion of the agreement, shall not constitute an offer, issuance, sale or disposition of the Company's securities for purposes of this subsection (h), provided the shares issues in such transaction are subject to a lock-up agreement or other restriction, in a form reasonably acceptable to you, until the end of the period of the 180 days after the effective date of the Registration Statement.

          (i) The Company will apply the net proceeds of the sale of the Common Shares substantially in accordance with its statements under the caption "Use of Proceeds" in the Prospectus.

          (j) The Company will use its best efforts to designate and maintain the Common Stock for quotation on the Nasdaq National Market.

          (k) The Company shall comply with all registration, filing and reporting obligations of the Exchange Act which may from time to time be applicable to the Company.

          (l) The Company shall make reasonable efforts to acquire and maintain Directors' and Officers' Liability Insurance in reasonable amounts, at reasonable costs and on reasonable terms (which shall include payment of such officers' and directors' costs of defense as and when incurred) from a responsible insurer(s).

          (m) The Company will not take, directly or indirectly, any action designed to or that might be reasonably expected to cause or result in stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Common Shares.

          You, on behalf of the Underwriters, may, in your sole discretion, waive in writing the performance by the Company of any one or more of the foregoing covenants or extend the time for their performance.

          The Selling Shareholders hereby covenant and agree, severally but not jointly,

          (a) Each Selling Shareholder will not, directly or indirectly, without the prior written consent of the Representatives, take directly or indirectly and action designed to, or which might in the foreseeable future reasonably be expected, to cause or result in, stabilization or manipulation of the price of any securities of the Company.

          (b) Each Selling Shareholder consents to the use of the Prospectus and any amendment or supplement thereto by the Underwriters and all dealers to whom the Shares may be sold, both in connection with the offering or sale of the

Shares and for such period of time thereafter as the Prospectus is required to be delivered in connection therewith.

          (c) Each Major Selling Shareholder will not, directly or indirectly, without the prior written consent of the Representatives, offer, sell, grant any option to purchase or otherwise dispose (or announce any offer, sale, grant of any option to purchase or other disposition) of any shares of Common Stock or any securities convertible into, or exchangeable or exercisable for, shares of Common Stock, for a period of 90 days after the date hereof.

          SECTION 6. Payment of Expenses. Whether or not the transactions contemplated hereunder are consummated or this Agreement becomes effective or is terminated, the Company agrees to pay all costs, fees and expenses incurred in connection with the performance of its obligations hereunder and in connection with the transactions contemplated hereby, including without limiting the generality of the foregoing: (i) all expenses incident to the issuance and delivery of the Common Shares (including all printing and engraving costs), (ii) all fees and expenses of the registrar and transfer agent of the Common Stock, (iii) all necessary issue, transfer and other taxes in connection with the issuance and sale of the Common Shares to the Underwriters, (iv) all fees and expenses of counsel and independent accountants of the Company, (v) all fees and expenses of counsel to the Underwriters for legal fees incurred in connection with qualifying or registering (or obtaining exemptions from the qualification or registration of) all or any part of the Common Shares for offer and sale under the United States state "Blue-Sky" laws; (vi) all fees and reasonable out-of-pocket expenses of counsel to the Underwriters for legal fees incurred other than as described in (v) above; (vii) all costs and expenses incurred in connection with the printing, filing, shipping and distribution of the Registration Statement, each Preliminary Prospectus and the Prospectus (including all exhibits and financial statements) and all amendments and supplements provided for herein, this Agreement, the Agreement Among Underwriters, the Selected Dealers Agreement, the Underwriters' Questionnaire, the Underwriters' Power of Attorney, the Preliminary and the Final Blue Sky Memoranda, (viii) all filing fees incurred by the Company or the Underwriters in connection with qualifying or registering (or obtaining exemptions from the qualification or registration of) all or any part of the Common Shares for offer and sale under the U.S. state Blue Sky laws, (ix) the NASD and any fees and expenses relating to the inclusion of the Common Shares on the Nasdaq National Market, (x) all other fees, costs and expenses referred to in
Item 13 of the Registration Statement, and (xi) all of your out-of-pocket expenses up to an aggregate of $15,000, unless we consent to a higher amount.
 Except as provided in this Section 6, Section 8 and Section 10 hereof, the Underwriters shall pay all of their own expenses, including the fees and disbursements of their counsel (excluding those relating to (i) fees and expenses of counsel and (ii) qualification, registration or exemption under the securities and Blue

Sky laws and the Blue Sky Memoranda referred to above).

          SECTION 7. Conditions of the Obligations of the Underwriters. The obligations of the several Underwriters to purchase and pay for the Firm Common Shares on the First Closing Date and the Optional Common Shares on the Second Closing Date shall be subject to the accuracy of the representations and warranties on the part of the Company and the Selling Shareholders herein set forth as of the date hereof and as of the First Closing Date or the Second Closing Date, as the case may be, to the accuracy of the statements of the Company and the Selling Shareholders made pursuant to the provisions hereof, to the performance by the Company and the Selling Shareholders of their obligations hereunder, and to the following additional conditions:

          (a) The Registration Statement shall have become effective not later than 5:00 P.M. (or in the case of a registration statement filed pursuant to Rule 462(b) of the Rules and Regulations relating to the Common Shares, not later than 10:00 P.M.), Washington, D.C. time, on the date of this Agreement, or at such later time as shall have been consented to by you; if the filing of the Prospectus, or any supplement thereto, is required pursuant to Rule 424(b) of the Rules and Regulations, the Prospectus shall have been filed in the manner and within the time period required by Rule 424(b) of the Rules and Regulations; the Form 8-A shall have become effective pursuant to the Exchange Act and the Rules and Regulations; and prior to such Closing Date, no stop order suspending the effectiveness of the Registration Statement or the Form 8-A shall have been issued and no proceedings for that purpose shall have been instituted or shall be pending or, to the knowledge of the Company or you, shall be contemplated by the Commission; and any request of the Commission for inclusion of additional information in the Registration Statement, or otherwise, shall have been complied with to your satisfaction.

          (b) Since the respective dates as of which information is given in the Registration Statement and Prospectus, (i) except as set forth in or contemplated by the Registration Statement or the Prospectus, there shall not have been any change in the capital stock of the Company or any material change in the indebtedness (other than in the ordinary course of business) of the Company, the Company Subsidiaries, either of the Banks or the Hemet Subsidiaries, (ii) except as set forth in or contemplated by the Registration Statement or the Prospectus, no material verbal or written agreement or other transaction shall have been entered into by the Company, the Company Subsidiaries, either of the Banks or the Hemet Subsidiaries, which is not in the ordinary course of business or which could reasonably be expected to result in a material reduction in the future earnings of the Company or either of the Banks, (iii) no loss or damage (whether or not insured) to the property of the Company, either of the Banks or the Hemet Subsidiaries shall have been sustained which materially and adversely affects the condition (financial or otherwise), business, properties, results of operations or prospects of the Company or either of the Banks, (iv) no legal or governmental action, suit or proceeding affecting the Company, the Company Subsidiaries, either of the Banks or the Hemet Subsidiaries which is material to the Company or either of the Banks, or which affects or may affect the transactions contemplated by this Agreement shall have been instituted or threatened and (v) there shall not have been any material adverse change in the condition (financial or otherwise), business, properties, results of operations or prospects of the Company, the Banks or the Hemet Subsidiaries, which makes it impractical or inadvisable in your reasonable judgment to proceed with the public offering or purchase the Common Shares as contemplated hereby.

          (c) There shall have been delivered to you the Firm Common Shares and, if any Optional Common Shares are then being purchased, such Optional Common Shares.

          (d) The NASD, upon review of the terms of the public offering of the Common Shares, shall not have objected to the fairness and reasonableness of the underwriting terms and arrangements as proposed in this Agreement.

          (e) There shall have been furnished to you, as Representatives of the Underwriters on each Closing Date, in form and substance reasonably satisfactory to you, except as otherwise expressly provided below:

                 (i) An opinion of Morrison & Foerster, LLP counsel for the Company, addressed to the Underwriters and dated the First Closing Date or the Second Closing Date, as the case may be, to the effect that:

                 (1) The Company, the Company Subsidiaries and, to such counsel's knowledge, each of the Banks and the Hemet Subsidiaries, has been duly organized and is validly existing in good standing under the laws of its jurisdiction of incorporation, with corporate power to own its properties and assets, to carry on its business as described in the Prospectus, and, as to the Company, to enter into this Agreement and to perform its obligations under this Agreement. The Company and, to such counsel's knowledge, the Banks and the Hemet Subsidiaries are not required to be qualified to do business as a foreign corporation in any jurisdiction, except for Valley, which is qualified to do business in Oregon.

                 (2) The authorized and outstanding capital stock of the Company is as set forth under the caption "Capitalization" in the Prospectus; the Common Stock and the preferred stock of the Company conform in all material respects to the description thereof contained in the Prospectus; all of the outstanding securities of the Company have been duly authorized by all necessary corporate action on the part of the Company and are validly issued, fully paid and non-assessable.

                 (3) The statements in the Prospectus under the caption "Description of Capital Stock," insofar as they summarize provisions of the Articles of Incorporation and Bylaws of the Company, and the statements in the Prospectus under the caption "Supervision and Regulation," insofar as they summarize matters of law, fairly present the information required by Form S-1.

                 (4) To the best of their knowledge, the outstanding shares of the capital stock of each of the Banks and the Hemet Subsidiaries, have been duly authorized by all necessary corporate action on the part of each such corporation, are validly issued, fully paid and non-assessable;

                 (5) Holders of the capital stock of the Company are not entitled to any preemptive right, subscription right or similar right to subscribe to any additional shares of the Company's capital stock under the Company's Articles of Incorporation or Bylaws or any other agreement.

                 (6) The Registration Statement has become effective under the Act and the Form 8-A has become effective under the Exchange Act and, to such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement or the Form 8-A has been issued or threatened by the Commission. Such counsel has reviewed the statements set forth in the Registration Statement and Prospectus under the headings "Risk Factors--Government regulation may impair our operations or restrict our growth;" "Risk Factors--We face potential exposure to legal expenses and damages in a lawsuit," "Risk Factors--Our ability to pay dividends is limited;" "Risk Factors--Bank regulatory laws could discourage changes in our ownership" "Risk Factors--Provisions in our charter documents and agreements we have made will delay or prevent changes in control of our corporation or our management;" "The Acquisitions;" "Business of Pacific Community Banking Group--Supervision and Regulation;" "Business of Pacific Community Banking Group--Litigation;" "Business of the Bank of Hemet--Supervision and Regulation;" "Business of the Bank of Hemet--Litigation;" "Business of Valley Bank--Supervision and Regulation;" "Business of Valley Bank--Litigation;" "Supervision and Regulation;" "Description of Capital Stock;" "Shares Eligible for Future Sale;" and "Additional Information" and, to the extent they constitute a summary of legal matters, documents or proceedings, such statements accurately summarize in all material respects, the information called for with respect to such legal matters, documents and proceedings under the 1933 Act and 1933 Act Regulations.

                 (7) The Registration Statement and each amendment thereto, on the date it was filed, complied in all material respects with the requirements for registration statements on Form S-1 under the Act and the Rules and Regulations in effect at the date of filing, except such counsel need express no opinion concerning the financial statements and other financial information contained therein; any required filing of a Registration Statement or Prospectus has been made in the manner and within the time period required by the Rules and Regulations and no stop order suspending the use of the Prospectus or any Registration Statement has been issued, and, to the knowledge of such counsel, no proceedings for the purpose has been instituted or contemplated under the Rules and Regulations; the descriptions contained and summarized in the Registration Statement and in the Prospectus of contracts and other documents, are accurate and fairly describe in all material respects such contracts or documents; to the knowledge of such counsel, there are no contracts or documents which are required by the Rules and Regulations to be described in the Registration Statement or Prospectus or to be filed as exhibits to the Registration Statement which are not described or filed as required by the Rules and Regulations; there is not pending or threatened against the Company or, to the knowledge of such counsel after reasonable investigation, either of the Banks any action, suit, proceeding or investigation before or by any court, regulatory body, or administrative agency or any other governmental agency or body, domestic or foreign, of a character required to be disclosed in the Registration Statement or Prospectus which is not so disclosed therein.

                 (8) Such counsel does not know of any contract or other document of a character required to be filed as an exhibit to the Registration Statement which is not filed as required.

                 (9) The execution, delivery and performance of this Agreement, the Hemet Reorganization Agreement and the Valley Reorganization Agreement have been duly authorized by all necessary corporate action on the part of the Company, and this Agreement, the Hemet Reorganization Agreement and the Valley Reorganization Agreement have been duly executed and delivered by the Company; and this Agreement, the Hemet Reorganization Agreement and the Valley Reorganization Agreement are valid and binding agreements of the Company enforceable in accordance with their respective terms, and the transactions contemplated by the Reorganization Agreements have been consummated.

                 (10) No order, consent, permit or approval by any California or federal governmental authority is required on the part of the Company for the execution and delivery of this Agreement, or for the issuance and sale of the Common Shares being sold by the Company under this Agreement, except as have been obtained under the Act and as may be required under applicable bank regulatory laws, Blue Sky laws or state securities laws or by the NASD.

                 (11) The execution and delivery by the Company of this Agreement the Hemet Reorganization Agreement and the Valley Reorganization Agreement, and the performance of the Company's obligations on or prior to the date of this opinion under this Agreement do not (i) violate or conflict with any state or federal statute, rule or regulation of any regulatory body, administrative agency or other governmental agency or body that such counsel has, in the exercise of customary professional diligence, recognized as applicable to the Company or to transactions of the type contemplated by this Agreement, except that such counsel need express no opinion regarding any federal securities laws, the Blue Sky or state securities laws or with respect to Section 10 of this Agreement, except as otherwise expressly stated in such counsel's opinion and no consent, approval, authorization or order of any court, regulatory body or administrative agency or other governmental agency or body, domestic or foreign, has been or is required for the Company's performance of this Agreement or the consummation of the transactions contemplated hereby, except such as have been obtained under the Rules and Regulations or may be required under state securities or Blue Sky laws in connection with the purchase and distribution by the underwriter of the Shares; or (ii) violate, breach or result in a default under the articles or certificates of incorporation or bylaws of the Company or under any of the agreements, instruments, contracts, orders, injunctions or judgments binding on the Company or which may be affected by the issuance of capital stock of the Company; or will result in the creation or imposition of any lien, charge or encumbrance upon, any property or assets of the Company or the Banks;

                 (12) To such counsel's knowledge, the conduct of the business of the Company and the Banks, respectively, as described in the Preliminary Prospectus, the Prospectus and Registration Statement is not in violation of any federal or state statute, administrative regulation or other law, and the Company and the Banks have each obtained all licenses, permits, franchises, certificates and other authorizations from state, federal and other regulatory authorities as are necessary or required for the ownership, leasing and operation of their respective properties and the conduct of their respective businesses as presently conducted and as contemplated in the Prospectus and the Registration Statement; the Company is duly licensed by the Federal Reserve Board as a bank holding company; each of the Banks is duly licensed by the California Department of Financial Institutions to engage in the business of banking and to conduct its business as described in the Prospectus and the Registration Statement, and the deposits of each of the Banks are insured by the Federal Deposit Insurance Corporation up to the maximum amounts allowable under applicable law;

                 (13) The Company is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended;

                 (14) The Company has obtained all requisite California and federal governmental and regulatory approvals, orders, consents or permits necessary to consummate the transactions contemplated by the Reorganization Agreements.

          Such counsel shall state that in connection with such counsel's participation in the preparation of the Registration Statement, the Preliminary Prospectus and the Prospectus, participation in conferences with officers and representatives of the Company and the Banks, and the independent public accountants of the Company and the Banks, in connection with the preparation of the Registration Statement, the Preliminary Prospectus and the Prospectus, it does not believe that the Registration Statement as of its effective date contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein, in light of the circumstances under which they were made, or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and counsel shall state that it does not believe that the Prospectus as of its date and as of the date of such opinion, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. However, such counsel need express no opinion or belief as to the financial statements contained in the Registration Statement, the Preliminary Prospectus or the Prospectus.

          In rendering such opinions, such counsel may rely as to matters of fact, to the extent deemed proper, on certificates of responsible officers of the Company and public officials and the opinion of even date herewith [addressed to you] from Knecht & Hansen. References to the Registration Statement shall include any amendment or supplement thereto at the date of such opinion.

          (ii) An opinion of Gary Steven Findley & Associates, as counsel to Bank of Hemet addressed to the Underwriters and dated the First Closing Date to the effect that:

                 (1) Hemet has been duly organized and is validly existing in good standing under the laws of its jurisdiction of incorporation, with corporate power to own its properties and assets, to carry on its business as described in the Prospectus. The only subsidiaries of Hemet are the Hemet Subsidiaries, all of which are duly organized and validly existing under the laws of their respective jurisdictions of incorporation, with corporate power to own their properties and assets, to carry on their respective businesses as described in the Prospectus. Neither Hemet nor any of the Hemet Subsidiaries is required to be qualified to do business as a foreign corporation in any jurisdiction.

                 (2) The authorized and outstanding capital stock of Hemet is as set forth in the Bank S-4, including any amendments thereto (the "Bank S-4"); the Common Stock and the preferred stock of Hemet conform in all material respects to the description thereof contained in the Bank S-4; the outstanding shares of the capital stock of Hemet have been duly authorized by all necessary corporate action on the part of Hemet and are validly issued, fully paid and non-assessable.

                 (3) The statements in the Bank S-4 under the caption "Description of Capital Stock", insofar as they summarize provisions of the Articles of Incorporation and Bylaws of Hemet, and the statements in the Bank S-4 under the caption "Supervision and Regulation" and "Dissenters' Rights of Appraisal", insofar as they summarize matters of law, fairly present the information required by Bank S-4.

                 (4) The outstanding shares of the capital stock of the Hemet Subsidiaries have been duly authorized by all necessary corporate action on the part of each such corporation, are validly issued, fully paid and non-assessable.

                 (5) Holders of the capital stock of Hemet are not entitled to any preemptive right, subscription right or similar right to subscribe to any additional shares of Hemet's capital stock under the Hemet Articles of Incorporation or Bylaws or any other agreement.

                 (6) The execution, delivery and performance of the Hemet Reorganization Agreement has been duly authorized by all necessary corporate action on the part of Hemet, and the Hemet Reorganization Agreement has been duly executed and delivered by Hemet; and the Hemet Reorganization Agreement is a valid and binding agreement of Hemet enforceable in accordance with its terms.

                 (7) Hemet has obtained all required orders, consents, permits or approvals of all California or federal governmental authorities required on the part of Hemet for the execution, delivery and consummation of the transactions contemplated by the Hemet Reorganization Agreement.

                 (8) The performance of Hemet's obligations under the Hemet Reorganization Agreement or prior to the date of this opinion under this Agreement do not (i) violate or conflict with any state or federal statute, rule or regulation of any regulatory body, administrative agency or other governmental agency or body that such counsel has, in the exercise of customary professional diligence, recognized as applicable to Hemet or to transactions of the type contemplated by the Hemet Reorganization Agreement and no consent, approval, authorization or order of any court, regulatory body or administrative agency or other governmental agency or body, domestic or foreign, has been or is required for Hemet's performance under the Reorganization Agreement or the consummation of the transactions contemplated thereby, except such as have been obtained; or (ii) violate, breach or result in a default under the articles of incorporation or bylaws of Hemet or under any of the agreements, instruments, contracts, orders, injunctions or judgments binding on Hemet; or will result in the creation or imposition of any lien, charge or encumbrance upon, any property or assets of Hemet;

                 (9) To such counsel's knowledge, the conduct of the business of Hemet and the Hemet Subsidiaries as described in the Prospectus and Registration Statement and the Bank S-4 is not in violation of any federal or state statute, administrative regulation or other law, and Hemet and the Hemet Subsidiaries have obtained all licenses, permits, franchises, certificates and other authorizations from state, federal and other regulatory authorities as are necessary or required for the ownership, leasing and operation of their respective properties and the conduct of their respective businesses as presently conducted and as contemplated in the Prospectus, the Registration Statement and the Bank S-4; Hemet is duly licensed by the Department of Financial Institutions to engage in the business of banking and to conduct its business as described in the Preliminary Prospectus, the Prospectus and the Registration Statement, and the deposits of Hemet are insured by the Federal Deposit Insurance Corporation up to the maximum amounts allowable under applicable law;

          Such counsel shall state that in connection with such counsel's participation in the preparation of the Bank S-4, participation in conferences with officers and representatives of Hemet, and the independent public accountants of Hemet, in connection with the preparation of the Registration Statement, the Prospectus and the Bank S-4, it does not believe that the Registration Statement or the Bank S-4 as of their respective effective dates contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading as relating to Hemet and the Hemet Subsidiaries, and counsel shall state that it does not believe that the Prospectus or the Bank S-4 as of its date and as of the date of such opinion, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading as relates to Hemet and the Hemet Subsidiaries. However, such counsel need express no opinion or belief as to the financial statements and other financial information contained in the Registration Statement or the Prospectus.

          In rendering such opinions, such counsel may rely as to matters of fact, to the extent deemed proper, on certificates of responsible officers of Hemet and public officials. References to the Registration Statement shall include any amendment or supplement thereto at the date of such opinion.

          (iii) An opinion of Aldrich & Bonnefin, as counsel to Valley, addressed to the Underwriters and dated the First Closing Date to the effect that:

                 (1) Valley has been duly organized and is validly existing in good standing under the laws of its jurisdiction of incorporation, with corporate power to own its properties and assets, to carry on its business as described in the Prospectus. Valley has no subsidiaries. Valley is not required to be qualified to do business as a foreign corporation in any jurisdiction, except for Oregon.

                 (2) The authorized and outstanding capital stock of Valley is as set forth in the Registration Statement on the Bank S-4; the Common Stock of Valley conforms in all material respects to the description thereof contained in the Bank S-4.

                 (3) The statements in the Bank S-4 under the caption "Description of Capital Stock", insofar as they summarize provisions of the Articles of Incorporation and Bylaws of Valley, and the statements in the Bank S-4 under the caption "Supervision and Regulation" and "Dissenters' Rights", insofar as they summarize matters of law, fairly present the information required by Form S-4.

                 (4) The outstanding shares of the capital stock of Valley have been duly authorized by all necessary corporate action on the part of Valley, are validly issued, fully paid and non-assessable, except for 7,872 shares issued to Kenneth Ray.

                 (5) Holders of the capital stock of Valley are not entitled to any subscription right or similar right to subscribe to any additional shares of Valley's capital stock under the Valley Articles of Incorporation or Bylaws or any other agreement, except for certain preemptive rights.

                 (6) The execution, delivery and performance of the Valley Reorganization Agreement has been duly authorized by all necessary corporate action on the part of Valley, and the Valley Reorganization Agreement has been duly executed and delivered by Valley; and the Valley Reorganization Agreement is a valid and binding agreement of Valley enforceable in accordance with its terms.

                 (7) Valley has obtained all required orders, consents, permits or approvals of all California or federal governmental authorities required on the part of Valley for the execution, delivery and consummation of the transactions contemplated by the Valley Reorganization Agreement.

                 (8) The performance of Valley's obligations under the Valley Reorganization Agreement or prior to the date of this opinion under this Agreement do not (i) violate or conflict with any state or federal statute, rule or regulation of any regulatory body, administrative agency or other governmental agency or body that such counsel has, in the exercise of customary professional diligence, recognized as applicable to Valley or to transactions of the type contemplated by the Valley Reorganization Agreement and no consent, approval, authorization or order of any court, regulatory body or administrative agency or other governmental agency or body, domestic or foreign, has been or is required for Valley's performance under the Reorganization Agreement or the consummation of the transactions contemplated thereby, except such as have been obtained; or (ii) violate, breach or result in a default under the articles of incorporation or bylaws of Valley, except for certain insurance policies that will terminate as a result of the Valley merger, or under any of the agreements, instruments, contracts, orders, injunctions or judgments binding on Valley; or will result in the creation or imposition of any lien, charge or encumbrance upon, any property or assets of Valley;

                 (9) To such counsel's knowledge, the conduct of the business of Valley as described in the Prospectus, Registration Statement and the Bank S-4 is not in violation of any federal or state statute, administrative regulation or other law, and Valley has obtained all licenses, permits, franchises, certificates and other authorizations from state, federal and other regulatory authorities as are necessary or required for the ownership, leasing and operation of their respective properties and the conduct of their respective businesses as presently conducted and as contemplated in the Prospectus, the Registration Statement and the Bank S-4; Valley is duly licensed by the California Department of Financial Institutions to engage in the business of banking and to conduct its business as described in the Preliminary Prospectus, the Prospectus and the Registration Statement, and the deposits of Valley are insured by the Federal Deposit Insurance Corporation up to the maximum amounts allowable under applicable law;

          Such counsel shall state that in connection with such counsel's participation in the preparation of the Registration Statement and the Prospectus, participation in conferences with officers and representatives of Valley, and the independent public accountants of Valley, in connection with the preparation of the Registration Statement and the Prospectus, it does not believe that the Registration Statement or the Bank S-4 as of their respective effective dates contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading as relating to Valley, and counsel shall state that it does not believe that the Prospectus or the Bank S-4 as of its date and as of the date of such opinion, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading as relates to Valley. However, such counsel need express no opinion or belief as to the financial statements and other financial information contained in the Registration Statement, the Prospectus or the Bank S-4.

          In rendering such opinions, such counsel may rely as to matters of fact, to the extent deemed proper, on certificates of responsible officers of Valley and public officials. References to the Registration Statement shall include any amendment or supplement thereto at the date of such opinion.

          (iv) Such opinion or opinions of Morrison & Foerster, LLP, addressed to the Underwriters, dated the First Closing Date to the effect that:

                 (1) Assuming the genuineness of signature and capacity of each Selling Shareholder or the Attorney in Fact, as the case may be, (a) each Selling Shareholder has full legal right, power and authority to enter into this Agreement and to sell, assign, transfer and deliver in the manner provided herein the shares sold by such Selling Shareholder, (b) this Agreement has been duly executed and delivered by such Selling Shareholder, and (c) this Agreement, assuming the due authorization, execution and delivery by each other party hereto and further assuming it is a valid and binding agreement of each of the Underwriters, is a valid and binding agreement of such Selling Shareholder, enforceable against such Selling Shareholder in accordance with its terms (except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws now or hereafter in effect relating to or affecting creditors' rights generally and by general principals of equity relating to the availability of remedies and except as rights to indemnity and contribution may be limited by federal or state securities laws and the public policy underlying such laws);

                 (2) None of the execution, delivery or performance of this Agreement, the Power of Attorney and the Custody Agreement by such Selling Shareholder and the consummation by such Selling Shareholder of the transactions herein and therein contemplated, conflict with or result in a breach of, or default under, any indenture, mortgage, deed of trust, voting trust agreement, shareholders' agreement, note agreement or other agreement or other instrument to which such Selling Shareholder is a party or by which such Selling Shareholder is bound or to which any of the property or any of the Selling Shareholders is subject, or the charter or bylaws of any of the Selling Shareholders that are corporations, and nothing has come to counsel's attention which causes such counsel to believe that such actions will result in any violation of any federal or California law, rule, administrative regulation or court decree applicable to such Selling Shareholder (other than state securities or blue sky laws or regulations, as to which such counsel need not express any opinion);

                 (3) A Custody Agreement has been duly executed and delivered by each Selling Shareholder and, assuming the due authorization, execution and delivery of the Power of Attorney and Custody Agreement by the other parties thereto, each constitutes the valid and binding agreement of each Selling Shareholder enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting creditors' rights generally or by general principles of equity relating to the availability of remedies and except as rights to indemnity or contribution may be limited by federal or state securities laws and the public policy underlying such laws;

                 (4) Upon the delivery of the Common Shares to be sold hereunder by each Selling Shareholder and payment therefor in accordance with the terms of this Agreement and assuming that each of the Underwriters which has severally purchased such Shares obtains control of such Common Shares without notice of any adverse claim (within the meaning of Section 8303(a) of the Uniform Commercial Code), such Underwriter will have acquired all of the rights of such Selling Shareholder to the Common Shares sold by such Selling Shareholder hereunder, and in addition will have acquired title to such Common Shares free and clear of any adverse claim.

          (v) Such opinion or opinions of Manatt, Phelps & Phillips, LLP, counsel for the Underwriters, dated the First Closing Date or the Second Closing Date, as the case may be, with respect to such other matters as you may reasonably require, and the Company shall have furnished to such counsel such documents and shall have exhibited to them such papers and records as they may reasonably request for the purpose of enabling them to pass upon such matters. In connection with such opinions, such counsel may rely on representations or certificates of officers of the Company, the Banks and governmental officials.

          (vi) A certificate of the Company executed by the Chief Executive Officer and the Chief Financial Officer of the Company (who may be the same person), dated the First Closing Date or the Second Closing Date, as the case may be, to the effect that:

                         (1) The representations and warranties of the Company set forth in Section 1 of this Agreement and Article V of both of the Reorganization Agreements were true and correct as of the date of this

          Agreement and are true and correct in all material respects (provided, however, that where a representation or warranty is already qualified as to materiality, such materiality qualifier shall be disregarded for purposes of this condition) as of the First Closing Date or the Second Closing Date, as the case may be, and the Company has complied in all material respects with all the agreements and covenants and satisfied in all material respects all the conditions on its part to be performed or satisfied on or prior to such Closing Date, as contained herein and as in the Hemet Reorganization Agreement and the Valley Reorganization Agreement.

                         (2) The Commission has not issued any order preventing or suspending the use of the Prospectus or any Preliminary Prospectus filed as a part of the Registration Statement or any amendment or supplement thereto; no stop order suspending the effectiveness of the Registration Statement has been issued; and to the best of the knowledge of the respective signers, no proceedings for that purpose have been instituted or are pending or contemplated under the Act.

                         (3)   Each of the respective signers of the
          certificate has carefully examined the Registration Statement, the Preliminary Prospectus and the Prospectus; in his opinion and to the best of his knowledge, the Registration Statement, the Preliminary Prospectus and the Prospectus and any amendments or supplements thereto contain all statements required to be stated therein regarding the Company; and neither the Registration Statement nor the Prospectus nor any amendments or supplement thereto includes any untrue statement of a material fact or omits to state any material fact required to be stated therein, in light of the circumstances under which it was made, or necessary to make the statements therein not misleading.

                         (4) Since the initial date on which the Registration Statement was filed, no agreement, whether written or oral, transaction or event has occurred which should have been set forth in an amendment to the Registration Statement or in a supplement to or amendment of any prospectus which has not been disclosed in such a supplement or amendment.

                         (5)   Since the respective dates as of which
          information is given in the Registration Statement, the Preliminary Prospectus and the Prospectus, and except as disclosed in or contemplated by the Prospectus, there has not been any material adverse change or a development involving a material adverse change in the condition

          (financial or otherwise), business, properties, results of operations, management or prospects of the Company, either of the Banks or the Hemet Subsidiaries; and no legal or governmental action, suit or proceeding is pending or threatened against the Company, either of the Banks or the Hemet Subsidiaries which is material to the Company or either of the Banks, whether or not arising from transactions in the ordinary course of business, or which may adversely affect the transactions contemplated by this Agreement; since such dates and except as so disclosed, neither the Company, or either of the Banks or the Hemet Subsidiaries have entered into any verbal or written agreement or other transaction which could result in a material reduction in the future earnings of the Company or either of the Banks or incurred any material liability or obligation, direct, contingent or indirect, made any change in its capital stock, made any material change in its short-term debt or funded debt or repurchased or otherwise acquired any of the Company's capital stock; and the Company has not declared or paid any dividend, or made any other distribution, upon its outstanding capital stock payable to shareholders of record on a date prior to the First Closing Date or Second Closing Date; and

                         (6)   Since the respective dates as of which
          information is given in the Registration Statement and the Prospectus and except as disclosed in or contemplated by the Prospectus, none of the Company, the Banks or the Hemet Subsidiaries has sustained a material loss or damage by strike, fire, flood, windstorm, accident or other calamity (whether or not insured). References to the Registration Statement and the Prospectus in this paragraph are to such documents as amended and supplemented at the date of the certificate.

          (vii) A certificate of Hemet executed by the Chief Executive Officer and the Chief Financial Officer of Hemet, dated the First Closing Date to the effect that:


                         (1) The representations and warranties of Hemet set forth in Article IV of the Hemet Reorganization Agreement were true and correct as of the date of this Agreement and are true and correct in all material respects (provided, however, that where a representation or warranty is already qualified as to materiality, such materiality qualifier shall be disregarded for purposes of this condition) as of the First Closing Date and Hemet has complied in all material respects with all the agreements and covenants and satisfied in all material respects all the conditions on its part to be performed or satisfied on or prior to such First Closing Date, as contained in the Hemet Reorganization Agreement.

                         (2)   Each of the respective signers of the
          certificate has carefully examined the Registration Statement and the Prospectus and the Hemet S-4; in his opinion and to the best of his knowledge, the Registration Statement, the Prospectus and the Hemet S-4 and any amendments or supplements thereto contain all statements required to be stated therein regarding Hemet; and neither the Registration Statement, the Prospectus or the Hemet S-4 nor any amendments or supplement thereto includes any untrue statement of a material fact or omits to state any material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances under which it was made, not misleading, as regards Hemet.

                         (3)   Since the initial dates on which the
          Registration Statement and the Bank S-4 was filed, no agreement to which Hemet is a party, whether written or oral, transaction or event has occurred which should have been set forth in an amendment to the Registration Statement or the Bank S-4 or in a supplement to or amendment of any prospectus which has not been disclosed in such a supplement or amendment.

                         (4)   Since the respective dates as of which
          information is given in the Registration Statement and the Prospectus, and the Bank S-4 and except as disclosed in or contemplated by the Prospectus, there has not been any material adverse change or a development involving a material adverse change in the condition (financial or otherwise), business, properties, results of operations, management or prospects of Hemet; and no legal or governmental action, suit or proceeding is pending or threatened against Hemet which is material to Hemet, whether or not arising from transactions in the ordinary course of business, or which may adversely affect the transactions contemplated by this Agreement; since such dates and except as so disclosed, Hemet has not entered into any verbal or written agreement or other transaction which could result in a material reduction in the future earnings of Hemet or incurred any material liability or obligation, direct, contingent or indirect, made any change in its capital stock, made any material change in its short-term debt or funded debt or repurchased or otherwise acquired any of Hemet's capital stock; and, except as described in the Bank S-4, Hemet has not declared or paid any dividend, or made any other distribution, upon its outstanding capital stock payable to shareholders of record on a date prior to the First Closing Date; and

                         (5)   Since the respective dates as of which
          information is
          given in the Registration Statement and the Prospectus and except as disclosed in or contemplated by the Prospectus, Hemet has not sustained a material loss or damage by strike, fire, flood, windstorm, accident or other calamity (whether or not insured). References to the Registration Statement, the Prospectus and the Bank S-4 in this paragraph are to such documents as amended and supplemented at the date of the certificate.

          (viii) A certificate of Valley executed by the Chief Executive Officer and the Chief Financial Officer of Valley, dated the First Closing Date to the effect that:

                         (1) The representations and warranties of Valley set forth in Article IV of the Valley Reorganization Agreement were true and correct as of the date of this Agreement and are true and correct in all material respects (provided, however, that where a representation or warranty is already qualified as to materiality, such materiality qualifier shall be disregarded for purposes of this condition) as of the First Closing Date and Valley has complied in all material respects with all the agreements and covenants and satisfied in all material respects (provided, however, that where a representation or warranty is already qualified as to materiality, such materiality qualifier shall be disregarded for purposes of this condition) all the conditions on its part to be performed or satisfied on or prior to such Closing Date.

                         (2)   Each of the respective signers of the
          certificate has carefully examined the Registration Statement, the Prospectus and the Bank S-4; in his opinion and to the best of his knowledge, the Registration Statement, the Prospectus and the Bank S-4 and any amendments or supplements thereto contain all statements required to be stated therein regarding Valley; and neither the Registration Statement nor the Prospectus nor any amendments or supplement thereto includes any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

                         (3)   Since the initial dates on which the
          Registration Statement and the Bank S-4 was filed, no agreement to which Valley is a party, whether written or oral, transaction or event has occurred which should have been set forth in an amendment to the Registration Statement or the Bank S-4 or in a supplement to or amendment of any prospectus which has not been disclosed in such a supplement or amendment.

                         (4)   Since the respective dates as of which
          information is given in the Registration Statement and the Prospectus, and the Bank S-4 and except as disclosed in or contemplated by the Prospectus, there has not been any material adverse change or a development involving a material adverse change in the condition (financial or otherwise), business, properties, results of operations, management or prospects of Valley; and no legal or governmental action, suit or proceeding is pending or threatened against Valley which is material to Valley, whether or not arising from transactions in the ordinary course of business, or which may adversely affect the transactions contemplated by this Agreement; since such dates and except as so disclosed, Valley has not entered into any verbal or written agreement or other transaction which could result in a material reduction in the future earnings of Valley or incurred any material liability or obligation, direct, contingent or indirect, made any change in its capital stock, made any material change in its short-term debt or funded debt or repurchased or otherwise acquired any of Valley's capital stock; and, except as described in the Bank S-4, Valley has not declared or paid any dividend, or made any other distribution, upon its outstanding capital stock payable to shareholders of record on a date prior to the First Closing Date; and

                         (5)   Since the respective dates as of which
          information is given in the Registration Statement and the Prospectus and except as disclosed in or contemplated by the Prospectus, Valley has not sustained a material loss or damage by strike, fire, flood, windstorm, accident or other calamity (whether or not insured). References to the Registration Statement, the Prospectus and the Valley S-4 in this paragraph are to such documents as amended and supplemented at the date of the certificate.

          (ix) A certificate of the [Major] Selling Shareholders (which may be signed by the Attorney-in-Fact for the Selling Shareholders), dated the First Closing Date, to the effect that:

                 (1) The representations and warranties of such Selling Shareholder in this Agreement are true and correct, as if made at and as of the First Closing Date or the Second Closing Date, as the case may be, and such Selling Shareholder has complied in all material respects with all the agreements and satisfied all the conditions to be performed or satisfied by such Selling Shareholder at or prior to the First Closing Date; and

                 (2) The Registration Statement and the Prospectus and, if any, each amendment and supplement thereto, contain all material statements required to be included therein regarding such [Major] Selling Shareholder, and none of the Registration Statement nor any amendment thereto includes any untrue statement of a material fact regarding such [Major] Selling Shareholder or omits to state any material fact regarding such [Major] Selling Shareholder required to be stated therein or necessary to make the statements therein regarding such [Major] Selling Shareholder in light of the circumstances under which they were made, not misleading.

          (x) On the date before this Agreement is executed and also on each Closing Date, a letter addressed to you, as Representatives of the Underwriters, from Arthur Andersen, LP and McGladrey & Pullen, LLP, independent accountants, the first one to be dated the date of this Agreement, the second one to be dated the First Closing Date and the third one (in the event of a second closing hereunder) to be dated the Second Closing Date, in form and substance reasonably satisfactory to you, to the effect that they are independent public accountants with respect to the Company and each of the Banks, respectively, within the meaning of the Act and the related Rules and Regulations, and containing statements and information with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus.

          (xi) On or before the First Closing Date, letters from each director and executive officer of the Company and each of the Banks, in form and substance reasonably satisfactory to you, (i) confirming that for a period of 90 days from the date of the Prospectus (or 180 days in the case of those persons who are directors of the Company), such person will not, directly or indirectly, offer to sell, contract to sell or otherwise sell, dispose of, loan, pledge or grant any rights or options with respect to (each, a "Disposition") any shares of the Common Stock, any options or warrants to purchase any shares of the Common Stock or any securities convertible into or exercisable or exchangeable for shares of the Common Stock, whether then owned or thereafter acquired by such person or with respect to which such person has or thereafter acquires the power of disposition, or transfer, in any manner, all or a portion of the economic consequences associated with the ownership of such Common Stock, any options or warrants to purchase any shares of the Common Stock or any securities convertible into or exercisable or exchangeable for shares of the Common Stock, otherwise than (i) as a bona fide gift or gifts, provided the donee or donees thereof agree in writing to be bound by the terms of such letter, (ii) as distribution to partners or shareholders of such person, provided that the distributees thereof agree in writing to be bound by the terms of such letter, or (iii) with the prior written consent of the Representatives.

          (f) On or before the date any of the Common Shares are released by the Representatives for sale to the public and on the First Closing Date, the Common Shares shall be authorized for quotation on the Nasdaq National Market.

          (g) The Common Shares shall be qualified for sale in such States and jurisdictions as the Representatives may reasonably request, each such qualification shall be in effect and not subject to any stop order or other proceeding on the First Closing Date and the Second Closing Date;

          (h)    Reserved

          (i) On the First Closing Date or the Second Closing Date, as the case may be, the Underwriters shall have received a certificate, executed by the Secretary of the Company, dated as of the Closing Date or the Option Closing Date, as the case may be, certifying the authenticity of attached copies of the Company's Articles of Incorporation, as amended, Bylaws, as amended, and resolutions of the Board of Directors approving the transactions contemplated hereby.

          (j) The transactions contemplated by the Reorganization Agreements shall have been consummated.

          All such opinions, certificates, letters and documents shall be in compliance with the provisions hereof only if they are reasonably satisfactory to you and to Manatt, Phelps & Phillips, LLP, counsel for the Underwriters. The Company shall furnish you with such manually signed or conformed copies of such opinions, certificates, letters and documents as you request.

          If any condition to the Underwriters' obligations hereunder to be satisfied prior to or at the First Closing Date is not so satisfied, this Agreement at your election will terminate upon notification by you to the Company without liability on the part of you or any Underwriter or the Company except for the expenses to be paid or reimbursed by the Company pursuant to Sections 6 and 8 hereof and except to the extent provided in Section 10 hereof.

          SECTION 8. Reimbursement of Underwriters' Expenses. Notwithstanding any other provisions hereof, if this Agreement shall be terminated by you pursuant to Section 7 or Section 13(a) or (b) or if the sale to the Underwriters of the Firm Common Shares at the First Closing Date is not consummated because of any refusal, inability or failure on the part of the Company to perform any agreement herein or to comply with any provision hereof, the Company agrees to reimburse you and the other Underwriters upon demand for all out-of-pocket expenses that shall have been reasonably incurred by them in connection with the proposed purchase and the sale of the Firm Common Shares, including but not limited to reasonable fees and disbursements of counsel, printing expenses, travel expenses, postage and telephone charges relating directly to the offering contemplated by the Prospectus up to a maximum of $175,000. Any such termination shall be without liability of any party to any other party except that the provisions of this Section and Section 6 and Section 10 hereof shall at all times be effective and shall apply.

          SECTION 9. Effectiveness of Registration Statement. You and the Company will use your and its respective best efforts to cause the Registration Statement to become effective, to prevent the issuance of any stop order suspending the effectiveness of the Registration Statement and, if such stop order be issued, to obtain as soon as possible the lifting thereof.

          SECTION 10.  Indemnification and Contribution.


          (a) The Company and the Major Selling Shareholders jointly and severally agree to (i) indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of the Act, against any losses, claims, damages, liabilities or expenses, joint or several (and actions in respect thereof), to which such Underwriter or such controlling person may become subject, under the Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Rules and Regulations or other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Company and the Major Selling Shareholders), insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any Preliminary Prospectus, the Prospectus, or any amendment or supplement thereto, or any Blue Sky application or other document executed by the Company or the Major Selling Shareholders filed in any state or other jurisdiction in order to qualify any or all of the shares of Common Stock offered hereby or arise out of or are based upon the omission or alleged omission to state in any of them a material fact required to be stated therein or necessary to make the statements in any of them not misleading, or arise out of or are based in whole or in part on any inaccuracy in the representations and warranties of the Company or the Major Selling Shareholders contained herein or any failure of the Company or the Major Selling Shareholders to perform their obligations hereunder or under law; and (ii) reimburse each Underwriter and each such controlling person for any legal and other expenses as such expenses are reasonably incurred by such Underwriter or such controlling person in connection with investigating, defending, settling,compromising, appearing as a third-party witness or paying any such loss, claim, damage, liability, expense or action; provided, however, that the

Company and the Major Selling Shareholders will not be liable in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made (i) in the Registration Statement, any Preliminary Prospectus, the Prospectus, or any amendment or supplement thereto, in reliance upon and in conformity with the information furnished to the Company pursuant to Section 3 hereof; or (ii) in any Preliminary Prospectus if a copy of the Prospectus (or the Prospectus as then amended or supplemented) was not sent or given by or on behalf of the Underwriters to such person at or prior to the written confirmation of the sale of such Common Shares to such person in any case where such delivery is required by the Act, such untrue statement contained in or omission from such Preliminary Prospectus was corrected in the Prospectus (or the Prospectus as so amended or supplemented) and the Company had previously furnished copies of such corrected Prospectus to the Underwriters.

          In addition to its other obligations under this Section 10(a), the Company and the Major Selling Shareholders jointly and severally agree that, as an interim measure during the pendency of any claim, action, investigation, inquiry or other proceeding arising out of or based upon any untrue statement or omission, or any alleged untrue statement or omission, or any inaccuracy in the representations and warranties of the Company or the Major Selling Shareholder or any failure to perform their respective obligations hereunder, all as described in this Section 10(a), the Company and the Major Selling Shareholders will reimburse each Underwriter (and to the extent applicable each controlling person) on a quarterly basis for all reasonable legal or other expenses incurred in connection with investigating or defending any such claim, action, investigation, inquiry or other proceeding, notwithstanding the absence of a judicial determination as to the propriety and enforceability of the Company's and the Major Selling Shareholders' obligation to reimburse each Underwriter (and to the extent applicable each controlling person) for such expenses and the possibility that such payments might later be held to have been improper by a court of competent jurisdiction. To the extent that any such interim reimbursement payment is so held to have been improper, each Underwriter (and to the extent applicable each controlling person) shall promptly return it to the Company and the Major Selling Shareholders together with interest, compounded daily, determined on the basis of the prime rate (or other commercial lending rate for borrowers of the highest credit standing) announced from time to time by Bank of America, (the "Prime Rate"). Any such interim reimbursement payments which are not made to an Underwriter within 30 days of a request for reimbursement shall bear interest at the Prime Rate from the date of such request. This indemnity agreement will be in addition to any liability which the Company or the Major Selling Shareholder may otherwise have.

          (b) Each Other Selling Shareholder severally, but not jointly, agrees to (i) indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of the Act, against any losses, claims, damages, liabilities or expenses, joint or several (and actions in respect thereof), to which such Underwriter or such controlling person may become subject, under the Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Rules and Regulations or other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Company and the Other Selling Shareholders), insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any Preliminary Prospectus, the Prospectus, or any amendment or supplement thereto, or any Blue Sky application or other document executed by the Company or the Other Selling Shareholders filed in any state or other jurisdiction in order to qualify any or all of the shares of Common Stock offered hereby or arise out of or are based upon the omission or alleged omission to state in any of them a material fact required to be stated therein or necessary to make the statements in any of them not misleading, or arise out of or are based in whole or in part on any inaccuracy in the representations and warranties of the Other Selling Shareholders contained herein or any failure of the Other Selling Shareholders to perform their obligations hereunder or under law; and (ii) reimburse each Underwriter and each such controlling person for any legal and other expenses as such expenses are reasonably incurred by such Underwriter or such controlling person in connection with investigating, defending, settling, compromising, appearing as a third-party witness or paying any such loss, claim, damage, liability, expense or action; provided, however, that in any Preliminary Prospectus if a copy of the Prospectus (or the Prospectus as then amended or supplemented) was not sent or given by or on behalf of the Underwriters to such person at or prior to the written confirmation of the sale of such Common Shares to such person in any case where such delivery is required by the Act, such untrue statement contained in or omission from such Preliminary Prospectus was corrected in the Prospectus (or the Prospectus as so amended or supplemented) and the Company had previously furnished copies of such corrected Prospectus to the Underwriters; provided, further, that the obligations of each of the Other Selling Shareholders pursuant to this
Section 10(b) shall apply only with respect to information provided by the Other Selling Shareholders. No Other Selling Shareholder shall be required to pay amounts for indemnification, including expenses, under this Section 10(b) which exceed the aggregate net proceeds received by such Other Selling Shareholder from the sale of Shares to the Underwriters.


          In addition to its other obligations under this Section 10(b), the Other Selling Shareholders agree that, as an interim measure during the pendency of any claim, action, investigation, inquiry or other proceeding arising out of or based upon any untrue statement or omission, or any alleged untrue statement or omission, or any inaccuracy in the representations and warranties of the Other Selling Shareholder or any failure to perform their respective obligations hereunder, all as described in this

Section 10(b), the Other Selling Shareholders will reimburse each Underwriter (and to the extent applicable each controlling person) on a quarterly basis for all reasonable legal or other expenses incurred in connection with investigating or defending any such claim, action, investigation, inquiry or other proceeding, notwithstanding the absence of a judicial determination as to the propriety and enforceability of the Other Selling Shareholders' obligation to reimburse each Underwriter (and to the extent applicable each controlling person) for such expenses and the possibility that such payments might later be held to have been improper by a court of competent jurisdiction. To the extent that any such interim reimbursement payment is so held to have been improper, each Underwriter (and to the extent applicable each controlling person) shall promptly return it to the Other Selling Shareholders together with interest, compounded daily, determined on the basis of the prime rate (or other commercial lending rate for borrowers of the highest credit standing) announced from time to time by Bank of America, (the "Prime Rate"). Any such interim reimbursement payments which are not made to an Underwriter within 30 days of a request for reimbursement shall bear interest at the Prime Rate from the date of such request. This indemnity agreement will be in addition to any liability which the Other Selling Shareholders may otherwise have.

          (c) Each Underwriter agrees to severally but not jointly indemnify and hold harmless the Company, each of its directors, each of its officers who signed the Registration Statement, each Selling Shareholder, and each person, if any, who controls the Company within the meaning of the Act, against any losses, claims, damages, liabilities or expenses to which the Company or any such director, officer or controlling person, or Selling Shareholder, may become subject, under the Act, the Exchange Act or other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of such Underwriter), insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon any untrue or alleged untrue statement of any material fact contained in the Registration Statement, any Preliminary Prospectus, the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements in any of them not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, any Preliminary Prospectus, the Prospectus, or any amendment or supplement thereto, in reliance upon and in conformity with the information furnished to the Company as described in Section 3 hereof; and will reimburse the Company and each such director, officer or controlling person for any legal and other expenses, as such expenses are reasonably incurred by the Company or any such director, officer or controlling person, or any Selling Shareholder, in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action. In addition to its other obligations unde this Section 10(c), each Underwriter severally agrees that, as an interim measure during the pendency of any claim, action, investigation, inquiry or other proceeding arising out of or based upon any untrue statement or omission, or any alleged untrue statement or omission, described in this Section 10(c) which relates to information furnished to the Company as described in Section 3 hereof; it will reimburse the Company and each such officer, director or controlling person, and Selling Shareholder, on a quarterly basis for all reasonable legal or other expenses incurred in connection with investigating or defending any such claim, action, investigation, inquiry or other proceeding, notwithstanding the absence of a judicial determination as to the propriety and enforceability of the Underwriters' obligation to reimburse the Company and each such officer, director or controlling person and Selling Shareholder for such expenses and the possibility that such payments might later be held to have been improper by a court of competent jurisdiction. To the extent that any such interim reimbursement payment is so held to have been improper, the Company and each such officer, director or controlling person and Selling Shareholder shall promptly return it to the Underwriters, together with interest, compounded daily, determined on the basis of the Prime Rate. Any such interim reimbursement payments which are not made to the appropriate person within 30 days of a request for reimbursement shall bear interest at the Prime Rate from the date of such request. This indemnity agreement will be in addition to any liability which the Underwriters may otherwise have.

          (d) Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under the indemnity agreement contained in this Section or to the extent it is not prejudiced as a proximate result of such failure. In case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with all other indemnifying parties similarly notified, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be a conflict between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnfied party in connection with the defense thereof unless (i) the indemnified party shall have employed such counsel in connection with the assumption of legal defenses in accordance with the provisions of this paragraph (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel, approved by the Underwriters in the case of paragraphs (a) and (b) of this Section 10, representing the indemnified parties who are parties to such action); (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action, in each of which cases the reasonable fees and expenses of counsel shall be at the expense of the indemnifying party; or (iii) the indemnifying party has authorized in writing the employment of counsel for the indemnified party at the expense of the indemnifying party. An indemnifying party shall not be liable for any settlement of any action, suit, proceeding or claim effected without its written consent, which will not be unreasonably withheld.

          (e) If the indemnification provided for in this Section 10 is required by its terms but is for any reason held to be unavailable to hold harmless an indemnified party under subsections (a), (b), (c) or (d) of this
Section 10 in respect of any losses, claims, damages, liabilities or expenses referred to herein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of any losses, claims, damages, liabilities or expenses (or actions in respect thereof) referred to herein in such proportion as is appropriate to reflect the relative benefits received by the Company and/or the Selling eShareholders and the Underwriters from the offering of the Common Shares and the relative fault of the Company and/or the Selling Shareholders and the Underwriters in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The respective relative benefits received by the Company and/or the Selling Shareholders and the Underwriters shall be deemed to be in the same proportion, in the case of the Company, as the total price paid to the Company for the Common Shares sold by it to the Underwriters (net of underwriting commissions but before deducting expenses), and in the case of the Selling Shareholders, as the total price paid to the Selling Shareholders for the Common Shares sold by it to the Underwriters (net of underwriting commissions but before deducting expenses) and, in the case of the Underwriters, as the underwriting commissions received by them, bears to the total of such amounts paid to the Company and the amounts received by the Underwriters as underwriting commissions. The relative fault of the Company and/or the Selling Shareholders and the Underwriters shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Selling

Shareholders or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent sch untrue statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in subsection (d) of this Section 10, any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim.

          The provisions set forth in subsection (d) of this Section 10 with respect to notice of commencement of any action shall apply if a claim for contribution is to be made under this subsection (e); provided, however, that no additional notice shall be required with respect to any action for which notice has been given under subsection (d) for purposes of indemnification. The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 10 were determined solely by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 10, no Underwriter shall be required to contribute any amount in excess of the amount of the total underwriting commissions received by such Underwriter in connection with the Common Shares underwritten by it. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this Section 10 are several in proportion to their respective underwriting commitments and not joint.

          (f) It is agreed that any controversy arising out of the operation of the interim reimbursement arrangements set forth in Sections 10(a), 10(b) and 10(c) hereof, including the amounts of any requested reimbursement payments and the method of determining such amounts, shall be settled by arbitration conducted under the provisions of the Code of Arbitration Procedure of the NASD. as applicable. Any such arbitration must be commenced by service of a written demand for arbitration or written notice of intention to arbitrate, therein selecting the arbitration tribunal. In the event the party demanding arbitration does not make such designation of an arbitration tribunal in such demand or notice, then the party responding to said demand or notice is authorized to do so. Such an arbitration would be limited to the operation of the interim reimbursement provisions contained in Sections 10(a), 10(b) and 10(c) hereof and would not resolve the ultimate propriety or enforceability of the obligation to reimburse expenses which is created by the provisions of such Sections 10(a), 10(b) and 10(c) hereof.

          SECTION 11.  Default of Underwriters.  It shall be a condition to this

Agreement and the obligations of the Company to sell and deliver the Common Shares hereunder, and of each Underwriter to purchase the Common Shares in the manner as described herein, that, except as hereinafter in this paragraph provided, each of the Underwriters shall purchase and pay for all the Common Shares agreed to be purchased by such Underwriter hereunder upon tender to the Underwriters of such shares in accordance with the terms hereof. If applicable, if any Underwriter or Underwriters default in their obligations to purchase Common Shares hereunder on either the First or Second Closing Date, and the aggregate number of Common Shares which such defaulting entity agreed but failed to purchase on such Closing Date does not exceed 10% of the total number of Common Shares which the Underwriters are obligated to purchase on such Closing Date, the nondefaulting entities shall be obligated severally, in proportion to their respective commitments hereunder, to purchase the Common Shares which such defaulting entities agreed but failed to purchase on such Closing Date. If any Underwriter or Underwriters so default and the aggregate number of Common Shares with respect to which such default occurs is more than the above percentage, and arrangements satisfactory to you and the Company for the purchase of such Common Shares by other persons are not made within two full business days after such default, this Agreement will terminate without liability on the part of any nondefaulting Underwriter or the Company, except for the expenses to be paid by the Company pursuant to Section 6 hereof and except to the extent provided in
Section 10 hereof.

          If applicable, in the event that Common Shares to which a default relates are to be purchased by a nondefaulting Underwriter or by another person or persons, the Representatives shall have the right to postpone the First or Second Closing Date, as the case may be, for not more than five business days in order that the necessary changes in the Registration Statement, Prospectus, this Agreement and any other documents, as well as any other arrangements, may be effected. As used in this Agreement, the term "Underwriter" includes any person substituted for an Underwriter under this Section. Nothing herein will relieve a defaulting Underwriter from liability for its default.

          SECTION 12. Effective Date. This Agreement shall become effective immediately as to Sections 6, 8, 10, 13 and 14 hereof and, as to all other provisions, (i) if at the time of execution of this Agreement the Registration Statement has not become effective, at 6:00 a.m., California time, on the first full business day following the effectiveness of the Registration Statement, or
(ii) if at the time of execution of this Agreement the Registration Statement has been declared effective, at 6:00 a.m., California time, on the first full business day following the date of execution of this Agreement; but this Agreement shall nevertheless become effective at such earlier time after the Registration Statement becomes effective as you may determine on and by notice to the Company or by release of any of the Common Shares for sale to the public. For the purposes of this Section 12, the Common Shares shall be deemed to have been so released upon the release for publication of any newspaper advertisement relating to the Common Shares or upon the release by you of notices (i) advising Underwriters that the Common Shares are released for public offering, or (ii) offering the Common Shares for sale to securities dealers, whichever may occur first.

          SECTION 13. Termination. Without limiting the right to terminate this Agreement pursuant to any other provision hereof:

          (a) This Agreement (except for the expenses to be paid by the Company pursuant to Section 6 hereof and except to the extent provided in
Section 10 hereof) may be terminated by the Representative by notice to the Company and the Attorney-in-Fact in the event that the Company or any of the Selling Shareholders has failed to comply in any respect with any of the provisions of this Agreement required on its part to be performed at or prior to the First Closing Date or the Second Closing Date, as the case may be, or if any of the representations or warranties of the Company or any of the Selling Shareholders is not accurate in any respect or if the covenants, agreements or conditions of, or applicable to, the Company or any of the Selling Shareholders herein contained have not been complied with in any respect or satisfied within the time specified on the First Closing Date or the Second Closing Date, respectively.

          (b) This Agreement also may be terminated by the Representatives prior to the First Closing Date by notice to the Company and the Attorney-in-Fact (i) if material governmental restrictions, not in force and effect on the date hereof, shall have been imposed upon trading in securities generally or minimum or maximum prices shall have been generally established on the New York Stock Exchange or on the American Stock Exchange or in the over the counter market by the NASD, or trading in securities generally shall have been suspended on either such Exchange or in the over the counter market by the NASD, or a general banking moratorium shall have been established by federal, New York or California authorities, (ii) if an outbreak of major hostilities or other national or international calamity or any substantial change in political, financial or economic conditions shall have occurred or shall have accelerated or escalated to such an extent, as, in the reasonable judgment of the Representatives, to affect materially and adversely the marketability of the Common Shares, (iii) if any adverse event shall have occurred or shall exist which makes untrue or incorrect in any material respect any statement or information contained in the Registration Statement or the Prospectus or any amendment thereof or which is not reflected in the Registration Statement or the Prospectus but should be reflected therein in order to make the statements or information contained therein not misleading in any material respect, (iv) if, on or after the date hereof, there shall be any action, suit or proceeding pending or threatened, or there shall have been any development or prospective development involving particularly the business or properties or securities of the

Company or any of the Banks or the transactions contemplated by this Agreement, which, in the reasonable judgment of the Representatives, may materially and adversely affect the Company's or either of the Bank's business or earnings and makes it impracticable or inadvisable to offer or sell the Common Shares; or (v) the Company or either of the Banks shall have sustained a loss by strike, fire, flood, earthquake, accidet or other calamity of such a character as to interfere materially with the conduct of the business and operations of the Company or either of the Banks regardless of whether or not such loss was insured. Any termination pursuant to this
Section 13(b) shall be without liability on the part of any Underwriter to the Company or on the part of the Company to you or any Underwriter (except for expenses to be paid or reimbursed by the Company pursuant to Sections 6 and 8 hereof and except to the extent provided in Section 10 hereof).

          SECTION 14. Representations and Indemnities to Survive Delivery. The respective indemnities, agreements, representations, warranties and other statements of the Company, the Selling Shareholders, its officers and the several Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter, the Selling Shareholders or the Company, or any of its or their partners, officers or directors or any controlling persons, as the case may be, and will survive delivery of and payment for the Common Shares sold hereunder. Any successors to the Underwriters shall be entitled to the indemnity, contribution and reimbursement agreements contained in this Agreement.

          SECTION 15. Substitution of Underwriters. If one or more of the Underwriters shall fail or refuse (otherwise than for a reason sufficient to justify the termination of this Agreement under the provisions of Section 7 or 13 hereof) to purchase and pay for (a) in the case of the First Closing Date, the number of Firm Common Shares agreed to be purchased by such Underwriter or Underwriters upon tender to you of such Firm Common Shares in accordance with the terms hereof or (b) in the case of the Second Closing Date, the number of Optional Common Shares agreed to be purchased by such Underwriter or Underwriters upon tender to you of such Optional Common Shares in accordance with the terms hereof, and the number of such shall not exceed 10% of the Firm Common Shares or Optional Common Shares required to be purchased on the First Closing Date or the Second Closing Date, as the case may be, then, each of the non-defaulting Underwriters shall purchase and pay for (in addition to the number of such Shares which it has severally agreed to purchase hereunder) that proportion of the number of Shares which the defaulting Underwriter or Underwriters shall have so failed or refused to purchase on such First Closing Date or Second Closing Date, as the case may be, which the number of Firm Common Shares agreed to be purchased by such non-defaulting Underwriter bears to the aggregate number of Common Shares so agreed to be purchased by all such non-defaulting Underwriters on such First Closing Date or Second Closing Date, as the case may be.

In such case, you shall have the right to postpone the First Closing Date or the Second Closing Date, as the case may be, to a date not exceeding seven full business days after the date originally fixed as such First Closing Date or Second Closing Date, as the case may be, pursuant to the terms hereof in order that any necessary changes in the Registration Statement, the Prospectus or any other documents or arrangements may be made.

          If one or more of the Underwriters shall fail or refuse (otherwise than for a reason sufficient to justify the termination of this Agreement under the provisions of Section 7 or 13 hereof) to purchase and pay for (a) in the case of the First Closing Date, the number of Firm Common Shares agreed to be purchased by such Underwriter or Underwriters upon tender to you of such Firm Common Shares in accordance with the terms hereof or (b) in the case of the Second Closing Date, the number of Optional Common Shares agreed to be purchased by such Underwriter or Underwriters upon tender to you of such Optional Common Shares in accordance with the terms hereof, and the number of such Shares shall exceed 10% of the Firm Common Shares or Optional Common Shares required to be purchased by all the Underwriters on the First Closing Date or the Second Closing Date, as the case may be, then (unless within 48 hours after such default arrangements to your satisfaction shall have been made for the purchase of the defaulted Shares by an Underwriter or Underwriters) and subject to the provisions of Section 13 hereof, this Agreement will terminate without liability on the part of any non-defaulting Underwriter or on the part of the Company except as otherwise provided hereof. As used in this Agreement, the term "Underwriter" includes any person substituted for an Underwriter under this paragraph. Nothing in this Section 12, and no action taken hereunder, shall relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

          SECTION 16. Notices. All communications hereunder shall be in writing and, if sent to the Underwriters, shall be mailed, delivered or telecopied and confirmed to you at 1150 Santa Monica Boulevard, Suite 1500, Los Angeles, California 90025, with a copy to Manatt, Phelps & Phillips, LLP, 11355
W. Olympic Blvd., Los Angeles, California 90064, Attention: Paul H. Irving, Esq., FAX: (310) 312-4224; if sent to the Company or the Selling Shareholders, shall be mailed, delivered or telecopied and confirmed to the Company at 23332 Mill Creek Drive, Suite 2309, Laguna Hills, California 92653, with a copy to Morrison & Foerster, 19990 MacArthur Boulevard, Suite 1200, Irvine, California
92612-2445, Attention: Ellen Marshall,   The Company or you may change the
address for receipt of communications hereunder by giving notice to the others.

          SECTION 17. Successors. This Agreement will inure to the benefit of and be binding upon the Company, the Selling Shareholders and each Underwriter, including any substitute Underwriters pursuant to Section 15 hereof, and to the benefit of the officers and directors and controlling persons referred to in Section
10 hereof, and in each case their respective successors, personal representatives and assigns, and no other person will have any right or obligation hereunder. No such assignment shall relieve any party of its obligations hereunder. The term "successors" shall not include any purchaser of the Common Shares as such from any of the Underwriters merely by reason of such purchase.

          SECTION 18. Representation of Underwriters. You will act as Representatives for the several Underwriters in connection with all dealings hereunder, and any action under or in respect of this Agreement taken by you, as Representatives, will be binding upon all the Underwriters.

          SECTION 19. Partial Unenforceability. The invalidity or unenforceability of any Section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other Section, paragraph or provision hereof. If any Section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

          SECTION 20. Applicable Law. This Agreement shall be governed by and construed in accordance with the internal laws (and not the laws pertaining to conflicts of laws) of the State of California.

          SECTION 21. General. This Agreement constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof. This Agreement may be executed in several counterparts, each one of which shall be an original, and all of which shall constitute one and the same document.

          In this Agreement, the masculine, feminine and neuter genders and the singular and the plural include one another. The Section headings in this Agreement are for the convenience of the parties only and will not affect the construction or interpretation of this Agreement. This Agreement may be amended or modified, and the observance of any term of this Agreement may be waived, only by a writing signed by the Company and you.

          If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to us the enclosed copies hereof, whereupon it will become a binding agreement between the Company and you, all in accordance with its terms.

                                   Very truly yours,

                                   PACIFIC COMMUNITY BANKING GROUP

                                   By:______________________________
                                        Chief Executive Officer

                                   SELLING SHAREHOLDERS FROM BANK OF
                                   HEMET AS LISTED ON SCHEDULE B


                                   By:______________________________
                                        As Attorney-in-Fact for the Selling
                                        Shareholders identified in Schedule B
                                        Shareholders from Bank of Hemet

                                   SELLING SHAREHOLDERS FROM VALLEY BANK AS
                                   LISTED ON SCHEDULE B

                                   By:______________________________
                                        As Attorney-in-Fact for the Selling
                                        Shareholders identified in Schedule B
                                        Shareholders from Valley Bank

                                   John Brudin

                                   By:______________________________
                                        John Brudin

                                   Jack E. Gosch

                                   By:______________________________
                                        Jack E. Gosch

                                   E. Kenneth Hyatt

                                   By:______________________________
                                        E. Kenneth Hyatt

                                   James B. Jaqua

                                   By:______________________________
                                        James B. Jaqua

                                   John J. McDonough

                                   By:______________________________
                                        John J. McDonough

                                   Joseph D. Pehl

                                   By:______________________________
                                        Joseph D. Pehl

                                   Clayton A. Record, Jr.

                                   By:______________________________
                                        Clayton A. Record, Jr.

                                   Harold R. Williams, Jr.

                                   By:______________________________
                                        Harold R. Williams, Jr.

                                   Robert I. Robie

                                   By:______________________________
                                        Robert I. Robie

                                   Marion V. Ashley

                                   By:______________________________
                                        Marion V. Ashley

                                   Willow I. Decker

                                   By:______________________________
                                        Willow I. Decker

                                   Juan P. Renteria

                                   By:______________________________
                                        Juan P. Renteria

                                   Jesse Washington

                                   By:______________________________
                                        Jesse Washington

                                   George E. Wilson

                                   By:______________________________
                                        George E. Wilson

                                   Helga Wolf

                                   By:______________________________
                                        Helga Wolf

                                   Eugene H. Wood

                                   By:______________________________
                                        Eugene H. Wood

                                   N. Douglas Mills

                                   By:______________________________
                                        N. Douglas Mills

                                   Valley Bank Employee Stock Ownership Plan

                                   By:______________________________
                                        Eri Hook - Joint Trustee

                                   By:______________________________
                                        N. Douglas Mills- Joint Trustee

                                   By:______________________________
                                        Mark Nugent - Joint Trustee

                                   By:______________________________
                                        Dianna Williams - Joint Trustee

                                   By:______________________________
                                        George E. Wilson - Joint Trustee

                                   Mark Nugent

                                   By:______________________________
                                        Mark Nugent

                                   Kenneth Ray

                                   By:______________________________
                                        _________________,
                                         as Conservator for Kenneth Ray


                                   Dianna Williams

                                   By:______________________________
                                        Dianna Williams

                                   Charles L. Motte and Ottie Mae Motte Trust of 4/29/75

                                   By:______________________________
                                        Charles L. Motte and Ottie Mae Motte as
                                        Trustees

                                   THE BANK OF HEMET

                                   By:______________________________
                                        James B. Jaqua
                                        President and Chief Executive Officer


                                   VALLEY BANK

                                   By:______________________________
                                        N. Douglas Mills
                                        President and Chief Executive Officer

                                   By:______________________________
                                        Marion V. Ashley
                                        Chairman of the Board

The foregoing Underwriting Agreement is hereby confirmed and accepted by Sutro & Co. Incorporated, Friedman, Billings, Ramsey & Co., Inc., Wedbush Morgan Securities, Inc. and Ragen MacKenzie Incorporated in Los Angeles, California as of the date first above written.

SUTRO & CO. INCORPORATED
   As Representative of the several Underwriters

By Sutro & Co. Incorporated

By: _____________________________

Its:_____________________________

                                   SCHEDULE A

                            SCHEDULE OF UNDERWRITERS


                   NAME OF UNDERWRITER                      NUMBER OF FIRM
                                                                COMMON
                                                                SHARES
                                                                 TO BE
                                                               PURCHASED
--------------------------------------------------         ----------------
 Sutro & Co. Incorporated

 Friedman, Billings, Ramsey & Co., Inc.
 Wedbush Morgan Securities, Inc.
 Ragen MacKenzie Incorporated



 [NAMES OF OTHER UNDERWRITERS]
                                                           ----------------
               Total
                                                           ================

                                   SCHEDULE B

                         SCHEDULE OF SELLING SHAREHOLDERS


NAME AND ADDRESS OF SELLING SHAREHOLDER                FIRM SHARES TO BE SOLD
---------------------------------------                ----------------------

HEMET MAJOR SELLING SHAREHOLDERS

1.  John Brudin
       [Address]
2.  Jack E. Gosch
       [Address]
3.  E. Kenneth Hyatt
       [Address]
4.  James B. Jaqua
       [Address]
5.  John J. McDonough
       [Address]
6.  Joseph D. Pehl
       [Address]
7.  Clayton A. Record, Jr.
       [Address]
8.  Harold R. Williams, Jr.
       [Address]
9.  Robert I. Robie
       [Address]



VALLEY MAJOR SELLING SHAREHOLDERS

1.  Marion V. Ashley
[Address]
2.  Willow I. Decker
[Address]
3.  Juan P. Renteria
[Address]

4.   Jesse Washington


[Address]
5.   George E. Wilson
[Address]
6.   Helga Wolf
[Address]
7.   Eugene H. Wood
[Address]
8.   N. Douglas Mills
[Address]
9.   Valley Bank Employee Stock Ownership Plan
[Address]
10.  Mark Nugent
[Address]
11.  Kenneth Ray
[Address]
12.  Dianna Williams
[Address]
13. Charles L. Motte and Ottie Mae Motte Trust of 4/29/75
[Address]



[OTHER SELLING SHAREHOLDERS

[List of all other Hemet Selling Shareholders]

[List of all other Valley Selling Shareholders]]
